                          Registration No. 333-41667

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 6
                                      TO
                                   FORM S-6

                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

A.     Exact name of Trust:      C.M. Life Variable Life Separate Account I

B.     Name of Depositor:        C.M. Life Insurance Company

C.     Complete address of       140 Garden Street
       Depositor's principal     Hartford, CT 06154
       executive offices:

D.     Name and address of       Ann Lomeli
       Agent for Service         Corporate Secretary
       of Process:               1295 State Street
                                 Springfield, MA 01111

       It is proposed that this filing will become effective (check appropriate box)

                      immediately upon filing pursuant to paragraph (b) of Rule 485.
             --------
                X     on May 1, 1999 pursuant to paragraph (b) of Rule 485.
             --------
                      60 days after filing pursuant to paragraph (a)(1) of Rule 485.
             --------
                      on                  pursuant to paragraph (a)(1) of Rule 485.
             --------    ----------------
                      this post effective amendment designates a new effective
                      date for a previously filed post effective amendment. Such
                      effective date shall be               .
             --------                         --------------

E.     Title of Securities being registered:  Survivorship Flexible Premium
                                              Adjustable Variable Life Insurance
                                              Policies

F.     Approximate date of proposed           As soon as practicable after the
       public offering:                       effective date of this Registration
                                              Statement.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

Item No. of
Form N-8B-2       Caption
-----------       -------

     1            Cover Page; The Separate Account.

     2            Cover Page.

     3            Cover Page.

     4            Sales and Other Agreements.

     5            The Separate Account.

     6            Not Applicable.

     7            Not Applicable.

     8            Appendix F.  Financial Statement.

     9            Legal Proceedings.

     10           Detailed Description of Policy Features; Investment Options;
                  Other Policy Information.

     11           Investment Options.

     12           Investment Options; Sales and Other Agreements.

     13           Introduction; Detailed Description of Policy Features.

     14           Detailed description of Policy Features.

     15           Premiums; Exhibit 99(11).

     16           Introduction; The Separate Account.

     17           Detailed description of Policy Features; Exhibit 99(11).

     18           The Separate Account.

     19           Other Information.

     20           Not Applicable.

     21           Policy Loan Privilege.

     22           Not Applicable.

     23           Bonding Arrangement.

     24           Detailed Description of Policy Features; Other Information;
                  Investment Options.

     25           Other Information.

     26           Other Information; The Investment Options.

     27           Other Information.

     28           Appendix E:  Directors and Executive Officers.

     29           Other Information.

     30           Other Information.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2


Item No. of
Form N-8B-2       Caption
-----------       -------
     31           Not Applicable.

     32           Not Applicable.

     33           Not Applicable.

     34           Not Applicable.

     35           Sales and Other Agreements.

     36           Not Applicable.

     37           Not Applicable.

     38           Sales and Other Agreements.

     39           Sales and Other Agreements.

     40           Sales and Other Agreements.

     41           Sales and Other Agreements.

     42           Not Applicable.

     43           Sales and Other Agreements.

     44           The Separate Account.

     45           Not Applicable.

     46           Account Value and Net Surrender Value; The Separate Account.

     47           The Separate Account.

     48           Not Applicable.

     49           Not Applicable.

     50           Not Applicable.

     51           Detailed Description of Policy Features; Other Policy
                  Information.

     52           Investment Options.

     53           Federal Income Tax Considerations.

     54           Not Applicable.

     55           Not Applicable.

     56           Not Applicable.

     57           Not Applicable.

     58           Not Applicable.

     59           Appendix F.

Survivorship Flexible Premium Adjustable
Variable Life Insurance Policies*

Issued by C.M. Life Insurance Company

This Prospectus describes a survivorship life insurance policy (the "Policy") offered by C.M. Life Insurance Company ("C.M. Life"). While the Policy is in force, it provides lifetime insurance protection on the two Insureds named in the Policy. It pays a Death Benefit at the death of the last surviving Insured (the "second death").

In this Prospectus, "you" and "your" refer to the Owner of the Policy. "We," "us," and "our" refer to C.M. Life. "MassMutual" refers to Massachusetts Mutual Life Insurance Company. C.M. Life is a wholly owned subsidiary of MassMutual.

The Policy provides premium payment and Death Benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the Death Benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate Net Premiums and Account Value among the investment funds (Divisions of the Separate Account) offered under this Policy and a Guaranteed Principal Account (the "GPA"). Currently, the following funds are available under this Policy.


MML Trust                          Oppenheimer Trust                               Variable Insurance Products Fund II
---------                          -----------------                               -----------------------------------
MML Equity Fund                    Oppenheimer Capital Appreciation Fund/VA        VIP II Contrafund Portfolio
MML Managed Bond Fund              Oppenheimer Aggressive Growth Fund/VA
MML Money Market Fund              Oppenheimer Global Securities Fund/VA
MML Blend Fund                     Oppenheimer Strategic Bond Fund/VA              T. Rowe Price Equity Series, Inc.
                                                                                   ---------------------------------
MML Equity Index Fund                                                              T. Rowe Price Mid-Cap Growth Portfolio
MML Small Cap Value Equity
     Fund                          American Century Variable
                                   Portfolios, Inc.
                                   -------------------------
                                   American Century VP Income & Growth

You bear the investment risk of any Account Value allocated to the investment funds. The Death Benefit may vary, and the Net Surrender Value will vary, depending on the investment performance of the funds.

This Policy is not a deposit or obligation of, or guaranteed or endorsed by, any financial institution. It is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency. It is also subject to investment risks including loss of the principal amount invested.

We service the Policy at our Administrative Office located at 1295 State Street, Springfield, Massachusetts 01111-0001. Our telephone number is (413) 788-8411. Our Home Office is located in Hartford, Connecticut.

This Policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this Policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this Prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This Prospectus is not an offer to sell the Policy in any jurisdiction where it is illegal to offer the Policy or to anyone to whom it is illegal to offer the Policy.

                              EFFECTIVE MAY 1, 1999
                                        ---

*Title may vary in some jurisdictions.

Table of Contents


I.   INTRODUCTION ...............................3

II.  DETAILED DESCRIPTION OF
      POLICY FEATURES

      Purchasing the Policy .....................6
      Death Benefit .............................6
      Premiums ..................................8
      Transfers .................................9
      Policy Termination and Reinstatement .....10
      Charges and Deductions ...................11
      Deductions from Premiums .................11
      Monthly Charges Against the
        Account Value ..........................11
      Daily Charges Against the
        Separate Account .......................12
      Surrender Charges ........................12
      Other Charges ............................12
      Special Circumstances.....................13
      Account Value and Net
        Surrender Value.........................13
      Policy Loan Privilege ....................14

III. INVESTMENT OPTIONS
      The Guaranteed Principal Account .........16
      The Separate Account .....................16
      The Funds ................................17
      Fund Profiles.............................17
      The Investment Advisers ..................19

IV.  OTHER POLICY INFORMATION
      When We Pay Proceeds .....................21
      Payment Options ..........................21
      Beneficiary ..............................22
      Assignment ...............................22
      Limits on Our Right to Challenge
        the Policy .............................22
      Error of Age or Gender....................22
      Suicide  .................................22
      Additional Benefits You Can Get
        by Rider ...............................23
      Sales and Other Agreements ...............23
      Compensation .............................24

V.   OTHER INFORMATION
      C.M. Life and MassMutual..................25
      Annual Reports............................25
      Federal Income Tax Considerations.........25
      Your Voting Rights........................27
      Reservation of Rights.....................27
      Service Agreement.........................28
      Bonding Arrangement.......................28
      Legal Proceedings.........................28
      Year 2000.................................28
      Experts...................................28

Appendix A
      Definition of Terms ......................29

Appendix B
      Examples of Death Benefit
        Option Changes .........................31

Appendix C
      Rates of Return...........................33

Appendix D
      Illustration of Death Benefits,
        Net Surrender Values, and
        Accumulated Premiums ...................37

Appendix E
      Directors of C.M. Life ...................50
      Principal Officers .......................51

Appendix F

      Separate Account Financial
        Statements.............................F-1
      Financial Statements ...................FF-1


2   Table of Contents

I. Introduction

Please refer to Appendix A, Glossary for definitions of the terms contained in this Prospectus.

You should consult your Policy for more information about its terms and conditions, and for any state-specific variances that may apply to your Policy. These variations will depend on the "contract state" of your Policy; it is usually the state or other jurisdiction in which you live.

The Policy is a life insurance contract providing a Death Benefit, an Account Value, surrender rights, Policy loan privileges, and other features traditionally associated with life insurance. The Policy is a "survivorship" policy because it provides life insurance on two insured lives and pays a Death Benefit at the time of the second death.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments ("Planned Premium Payments"), but if a Planned Premium Payment is not made the Policy will not necessarily terminate. If Planned Premium Payments are made they do not guarantee a Policy will remain in force. The Policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the Death Benefit and change the Death Benefit Option under the Policy. Further, the Death Benefit may vary, and the Net Surrender Value will vary, with the investment experience of the investment funds in which an Owner has Account Value. The GPA interest rate is declared and guaranteed each calendar year. This guaranteed calendar-year rate will not be less than 3%; it may be greater than 3%. We may credit an interest rate periodically that exceeds this guaranteed rate.

The following diagram summarizes how the Policy works.

                                              HOW THE POLICY WORKS

                                                 Premium Payment
                                                 ---------------
                                           We deduct a Premium Expense
                                            Charge from each Premium
                                                     Payment
                                           (graphic arrow to "Net Premium")

                                                   Net Premium
                                                   -----------
                                           We allocate the Net Premium
                                           and Account Value among the
                                            Divisions of the Separate
                                          Account and the GPA based on
         Investment Earnings             the percentages you have chosen            Account Value Charges
         -------------------             (graphic arrow to "Account Value")         ---------------------
   Each day we credit or debit the    ------------------------------------          Each month we deduct for
investment earnings or losses of the              Account Value                    administrative, insurance, and
  Divisions of the Separate Account               -------------                           rider expenses
less fund investment management fees      You determine how the Account
      and separate account fees           Value is allocated among the                    Owner Access to
                                          available investment options.                    Account Value
  We also credit interest on values       (graphic arrows to "Account Value                -------------
              in the GPA                   charges", "Owner Access to              You may access Account Values
(graphic arrow to "Account Value")        Account Value", "Death Benefit",         through loans and withdrawals
                                             and " Policy Surrender")
                                      ------------------------------------
            Death Benefit                                                                Policy Surrender
            -------------                                                                ----------------
You have a choice of 3 Death Benefit                                            In the first 10 years of coverage,
 Options. You can change the Option                                               if you surrender all of your
           at a later date                                                      coverage or decrease your Policy
                                                                                Face Amount, we deduct a Surrender
                                                                                Charge from any amount we pay You.


                                                                Introduction   3

All expense charges and deductions are described in Charges and Deductions in
Part II. A summary of the product and separate account charges follows.

--------------------------------------------------------------------------------------------------------------------
                                             CURRENT RATE                             GUARANTEED RATE
--------------------------------------------------------------------------------------------------------------------
  Premium Expense Charge         Coverage Years 1-10:13% of premium        All Coverage Years: 13% of premium up
                                 up to Expense Premium; 3% of premium      to Expense Premium; 3% of premium
                                 over Expense Premium                      over Expense Premium
                                 Coverage Years 11+: 3% of all premium
--------------------------------------------------------------------------------------------------------------------
  Administrative Charge          Policy Years 1-10: $12 per month per      All Policy Years: $12 per month per
                                 Policy                                    Policy
                                 Policy Years 11+: $6 per month per
                                 Policy
--------------------------------------------------------------------------------------------------------------------
  Face Amount Charge             Coverage Years 1-10: $0.13 per month      Coverage Years 1-10: $0.13 per month
                                 per $1,000 of Face Amount                 per $1,000 of Face Amount
                                 Coverage Years 11+: $0.0                  Coverage Years 11+: $0.0
--------------------------------------------------------------------------------------------------------------------
  Insurance Charges              A per thousand rate multiplied by         For standard risks, the guaranteed
                                 the amount at risk each month. The        cost of insurance rates are based on
                                 rate varies by the genders, Issue         1980 Commissioners Standard Ordinary
                                 Ages, and risk classifications of         (CSO) Mortality Tables.
                                 the Insureds, and the Year of
                                 Coverage.
--------------------------------------------------------------------------------------------------------------------
  Mortality and Expense          All Policy Years: 0.25% on an annual      All Policy Years: 0.90% on an annual
  Risk Charge                    basis of daily net asset value of         basis of daily net asset value of the
                                 the Separate Account                      Separate Account
--------------------------------------------------------------------------------------------------------------------
  Investment Management                               (See separate table on next page.)
  Fees and Other Expenses
--------------------------------------------------------------------------------------------------------------------
  Loan Rate Expense Charge       Policy Years 1-10: 0.50% of loaned        All Policy Years: 2.0% of loaned
                                 amount                                    amount
                                 Policy Years 11+: 0.25% of loaned
                                 amount
--------------------------------------------------------------------------------------------------------------------
  Withdrawal Fee                 $25                                       $25
--------------------------------------------------------------------------------------------------------------------
  Surrender Charges              First Coverage Year: the lesser of        First Coverage Year: the lesser of
                                 100% of the Target Premium or $60         100% of the Target Premium or $60 per
                                 per thousand of Face Amount.              thousand of Face Amount.
                                 Coverage Years 2-10: the prior year       Coverage Years 2-10: the prior year
                                 Surrender Charge reduced by 10% of        Surrender Charge reduced by 10% of
                                 the first year Surrender Charge           the first year Surrender Charge
--------------------------------------------------------------------------------------------------------------------

The Expense Premium referenced above is used to determine the Premium Expense Charge. The Expense Premium is shown in the Policy; it can be quoted upon request before the Policy is issued. Examples of current Expense Premiums per $1,000 of Face Amount, for a Male and Female, both Preferred Nontobacco risk class, are: Both Age 25 - $5.23; Both Age 55 - $19.09; Both Age 85 - $120.05.
The Expense Premium for your Policy will be based on the Issue Ages, genders, and risk classes of the Insureds, and on the Face Amount.

The Target Premium referenced above is used to determine commission payments and Surrender Charges. Although the Target Premium is not shown in the Policy, the Surrender Charges are listed in the Policy; they can be quoted upon request before the Policy is issued. Examples of current Target Premiums per $1,000 of Face Amount, for a Male and Female, both Preferred Nontobacco risk class, are:
Both Age 25 - $3.68; Both Age 55 - $12.64; Both Age 85 - $88.27. The Target Premium for your Policy will be based on the Issue Ages, genders, and risk classes of the Insureds, and on the Face Amount.


4   Introduction

                          INVESTMENT MANAGEMENT FEES
                              AND OTHER EXPENSES

 Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1998.

                                                                     Total Fund
                                       Management        Other        Operating
  Fund Name                               Fees          Expenses       Expenses
---------------------------------   ---------------  -------------  ------------

MML Equity Fund                           0.37%          0.00%           0.37%

MML Managed Bond Fund                     0.45%          0.03%           0.48%

MML Blend Fund                            0.37%          0.00%           0.37%

MML Money Market  Fund                    0.46%          0.03%           0.49%

MML Equity Index Fund                     0.30%          0.20%           0.50%

MML Small Cap Value Equity Fund           0.39%          0.05%           0.44%

Oppenheimer Capital
Appreciation Fund/VA+                     0.72%          0.03%           0.75%

Oppenheimer Aggressive Growth
Fund /VA ++                               0.69%          0.02%           0.71%

Oppenheimer Global Securities
Fund/VA                                   0.68%          0.06%           0.74%

Oppenheimer Strategic Bond
Fund/VA                                   0.74%          0.06%           0.80%

VIP II Contrafund Portfolio*              0.59%          0.07%           0.66%

T. Rowe Price Mid-Cap Growth
Portfolio                                 0.85%          0.00%           0.85%

American Century VP Income &
Growth                                   N/A            N/A              0.70%

--------------------------------------------------------------------------------

+The Oppenheimer Growth Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

++The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

*A portion of the brokerage commissions that Contrafund pays was used to reduce the Other Expenses for the Fund. In addition, Contrafund, or the investment manager on behalf of the Fund, entered into an arrangement with a Fund custodian whereby credits realized as a result of non-invested cash balances were used to reduce custodian expenses. Without such reductions, the Other Expenses would have been 0.11%, increasing the Total Fund Operating Expenses to 0.70%.


                                                                Introduction   5

II. Detailed Description of Policy Features

Purchasing the Policy

To purchase a Policy you must send a completed application to our Administrative Office. The minimum Initial Face Amount of a Policy is currently $500,000. The Policy can be issued for two Insureds where the older Insured is between the ages of 18 and 90 inclusive, and the younger Insured is between the ages of 18 and 85 inclusive. Before issuing a Policy, we will require evidence of insurability. This usually will require a medical examination.

We determine whether to accept or reject the application for the Policy and the Insureds' risk classifications. If we do not accept the application, we will refund any premium paid.

Coverage under the Policy becomes effective on the Issue Date of the Policy or, if later, the date the first premium is paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in Good Order.

Unisex Policy. Policies generally are issued with values that vary based on the genders of the Insureds. Policies issued in Montana are "unisex"; that is, the policy values do not vary by the genders of the Insureds. Policies issued as part of an employee benefit plan also may have policy values that do not vary by gender. References in the Prospectus to sex-distinct policy values are not applicable to unisex Policies. Upon request we will provide you illustrations showing the effect of unisex rates on premiums, Net Surrender Values and Death Benefits.

Right to Return the Policy. Once you receive your Policy, you should review it carefully. If you are not satisfied with your Policy, you may cancel it within 10 days after you receive it. (This period of time may vary by state.)

To cancel the Policy, return it to us at our Administrative Office, to the agent who sold the Policy, or to one of our agency offices. If you cancel your Policy, we will give you a refund.

In most states, this refund is the sum of:

(i)   any premium paid for the Policy; plus

(ii)  any interest credited to the Policy under the GPA; plus or minus

(iii) an amount reflecting the investment experience of the Divisions of the Separate Account under this Policy to the date we receive the Policy; minus

(iv)  any amounts withdrawn and any Policy Debt.

In other states, this refund is equal to any premium paid for the Policy, reduced by any amounts withdrawn and any Policy Debt.

Consult your Policy to determine which refund applies under your Policy. A few states have variations of these two refund types.

Death Benefit

While the Policy is in force, we will pay the Death Benefit to the named Beneficiary at the second death. Although we normally will pay the Death Benefit within seven days of receiving satisfactory proof of the Insureds' deaths, we may delay payments under certain circumstances. All or part of the Death Benefit can be paid in cash or under one or more of the payment options described in the Policy.

Minimum Death Benefit. In order to qualify as life insurance under Internal Revenue Code ("IRC") Section 7702, the Policy has a Minimum Death Benefit determined by one of two compliance tests. You choose the test when you apply for the Policy. You cannot change your choice of test after the Policy is issued.

Under one test, the Cash Value Test, the Minimum Death Benefit is equal to a percentage of the Account Value. The percentage depends on the genders (male, female, unisex), tobacco classifications, and Attained Ages of both Insureds.

Under the other test, the Guideline Premium Test, the Minimum Death Benefit also is equal to a percentage of the Account Value, but


6   Detailed Description of Policy Features
the percentage varies only by the Attained Age of the younger Insured. The percentages are shown in the Policy.

Your choice of the Guideline Premium Test or the Cash Value Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums in early policy years only, the Cash Value Test may be more appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should see Policy illustrations of both approaches to determine how the Policy works under each approach, and which is best for you.

Death Benefit Options. The Death Benefit is the benefit provided under the Death Benefit Option in effect on the date of the second death. This benefit is reduced by any outstanding Policy Debt and any due but unpaid premium needed to avoid Policy termination. You may choose one of three Death Benefit Options:

(a)  Option 1 (a level amount option) or

(b)  Options 2 or 3 (variable amount options).

You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in Changes in Death Benefit Option.

The Death Benefit provided by Options 1, 2 and 3 is as follows.

Option 1 - The benefit is the greater of:

(a)  the Face Amount on the date of the second death; and

(b)  the Minimum Death Benefit on the date of the second death.

Option 2 - The benefit is the greater of:

(a)  the Face Amount plus the Account Value on the date of the second death; and

(b)  the Minimum Death Benefit on the date of the second death.

Option 3 - The benefit is the greater of:

(a) the Face Amount plus the premiums paid less any premiums refunded under the Policy to the date of the second death; and

(b)  the Minimum Death Benefit on the date of the second death.

See Appendix B for examples of how changes in Account Value and the amount of premiums paid may affect the Death Benefit of a Policy.

Changes in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option. You must provide a written application and you may have to provide evidence that the Insureds still are insurable. The effective date of a change will be the Monthly Charge Date on or preceding the date we approve the change. A change in the Death Benefit Option will result in a change of the Policy Face Amount. The Death Benefit under the new Death Benefit Option will be the same as the Death Benefit under the old Death Benefit Option at the time of the change.

You cannot change the Death Benefit Option if:

1.   the Face Amount is reduced to less than $500,000 as a result of the change,

2.   the Attained Age of either Insured is 85 or older; or

3. only one of the Insureds is alive.

When the Policy Face Amount changes as a result of a change in the Death Benefit Option, the Monthly Charges also will change. The change in Face Amount also may change the charges for certain additional benefits. The change in Face Amount will not change the Policy Surrender Charge.

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Face Amount. You may request an increase or decrease in the Face Amount by submitting a written request for a change of Face Amount to our Administrative Office. The Face Amount change will be effective on the Monthly Charge Date on or preceding our acceptance of the request.

Increases in Face Amount. You must provide us with a written application and evidence the Insureds still are insurable to increase your Face Amount. An increase may not be less than $50,000. You cannot increase the Face Amount of the Policy after the younger Insured reaches Attained Age 85, or the older Insured reaches Attained Age 90.


                                     Detailed Description of Policy Features   7

If you increase the Policy Face Amount the Face Amount Charge and the Insurance Charges will increase.

Decreases in Face Amount. You may decrease the Policy Face Amount any time after the first Policy Year or one year after a Face Amount increase. You must send a written request to us. You cannot decrease the Face Amount if the decrease would result in a Face Amount of less than $500,000.

If you decrease the Face Amount, a Surrender Charge may apply. We will deduct Surrender Charges from the Division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Face Amount in the following order:

(a)  the Face Amount of the most recent increase

(b)  the Face Amounts of the next most recent increases successively

(c)  the Initial Face Amount.

If you decrease the Face Amount the Monthly Charges deducted from the Account Value will change.

If you decrease the Face Amount, the Policy may become a "modified endowment contract" under federal tax law. Consult your tax advisor. (See also Modified Endowment Contracts in Part V).

Premiums

The first premium must be paid before the Policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. Net Premiums are allocated to the Account Value as you choose.

First Premium. Generally, you determine the first premium you want to pay for the Policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, Initial Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of each Insured.

Planned Premiums. When applying for the Policy, you select the Planned Premium and the payment frequency (annual, semiannual, quarterly, or monthly check service). The Planned Premium must be at least $20. The amount of the Planned Premium and the payment frequency you select are shown in the Policy. We will send you premium notices based on your selections. To change the amount and frequency of Planned Premiums, send a written notice to us at our Administrative Office.

If a Planned Premium payment is not made, the Policy will not necessarily terminate. Conversely, making Planned Premium payments does not guarantee the Policy will remain in force. To keep the Policy in force, you must either have a sufficient "policy value" or meet the safety test. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while at least one Insured is living. Send all premium payments to us either at our Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

Premium Limitations. The minimum premium payment is $20.

If you choose the Cash Value Test to qualify your Policy as life insurance, the maximum premium each Policy Year is the greatest of:

(a)  an amount equal to $100 plus double the Expense Premium for the Policy;

(b)  the amount of premium paid in the preceding Policy Year; and

(c) the highest premium payment amount that would not increase the insurance risk (see Insurance Charges).

We may refund any amount of premium payment that exceeds the Cash Value Test limit.

If you choose the Guideline Premium Test, the maximum premium for each Policy Year is the lesser of:

(a)  the maximum premium for the Cash Value Test; and


8   Detailed Description of Policy Features

(b)  the Guideline Premium Test amount which will be stated in the Policy.

If you choose the Guideline Premium Test, we will refund any amount of premium payment that exceeds the Guideline Premium Test limit. Otherwise, the Policy would no longer qualify as life insurance under federal tax law.

Allocating Net Premiums. A Net Premium is a premium payment we receive in Good Order, minus the Premium Expense Charge.

Net Premiums Received through Issue Date. We will allocate any Net Premiums received through the Issue Date of the Policy to our general investment account. Any Net Premiums received before the Policy Date will be allocated as of that Date. We will credit interest at the rate(s) we use for the GPA during that time.

Register Date and Valuation Date. Net Premiums credited to the Policy on and after the Register Date will be allocated among the Divisions and the GPA according to your Net Premium allocation. Also, any values in the Policy held before the Register Date will be allocated on that Date among the Divisions and the GPA according to your Net Premium allocation on that Date.

The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

We set the Register Date for the Policy. It depends on the type of refund offered under the Right To Return provision in your Policy. Refer back to Purchasing the Policy for information about this provision.

If the refund includes interest and investment experience, the Register Date is the Valuation Date that is on, or next follows, the later of:

(a)  the day after the Issue Date of the Policy; and

(b)  the day we receive the first premium payment in Good Order.

If the refund does not include interest or investment experience:

1. The Register Date is the Valuation Date that is on, or next follows, the later of:

     .    the day after the end of the Right To Return period; and

     .    the day we receive the first premium in Good Order;

2. Any Net Premiums received after the Issue Date but before the Register Date will be allocated to the Money Market Division; and

3. Any values in the Policy held as of the Issue Date will be allocated to the Money Market Division on the first Valuation Date after the Issue Date.

Net Premium Allocation. When applying for the Policy, you indicate how you want Net Premiums allocated among the Divisions and the GPA. You may change your Net Premium allocation at any time. Just send a written notice to us at our Administrative Office.

You may set your Net Premium allocation in terms of whole-number percentages that add to 100%. (Also see Overall Limitation on Net Premium Allocations and Transfers.)

Transfers

You may transfer all or part of the Account Value invested in a Division of the Separate Account to any other Division or to the GPA. Simply send us a written request. Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all funds in the Separate Account Divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.

We limit transfers from the GPA to the Separate Account Divisions to one each Policy Year. You may not transfer more than 25% of the Fixed Account Value (less any Policy Debt) at the time of the transfer. There is one exception to this rule. If:

 .    you have transferred 25% of the Fixed Account Value each year for three consecutive Policy Years, and

 .    you have not invested any Net Premium amount in the GPA or

 .    transferred any money into the GPA during these three years,


                                     Detailed Description of Policy Features   9
you may transfer the remainder of the Fixed Account Value (less any Policy Debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in Good Order at our Administrative Office. We do not charge for transfers.

Overall Limitation on Net Premium Allocations and Transfers. You may allocate Net Premiums and transfer amounts to up to 16 Divisions over the life of the Policy.

Policy Termination and Reinstatement

The Policy will not terminate simply because you do not make Planned Premium payments. Conversely, making Planned Premium payments does not guarantee that the Policy will remain in force.

The Policy may terminate if its value cannot cover the Monthly Charges and the safety test is not met.

If the Policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination.  The Policy may terminate without value if:

 .    its "policy value" on a Monthly Charge Date cannot cover the Monthly
     Charges due; and

 .    the safety test is not met on that Date.

However, we allow a grace period for payment of the premium amount (not less than $20) needed to avoid termination. We will mail you a notice stating this amount.

The Policy will terminate without value if we do not receive the required payment by the end of the grace period.

Grace Period. The grace period begins on the date the Monthly Charges are due. It ends 61 days after that date or, if later, 31 days after the date we mail the notice stating the amount needed.

During the grace period, the Policy will stay in force. If the second death occurs during the grace period, the Death Benefit will be payable. In this case, any due but unpaid premium amount needed to avoid termination will be deducted from the Death Benefit.

Policy Value. The definition of "policy value" depends on the Policy Year. The "policy value" is equal to:

 .    during the first three Policy Years, the Account Value less any Policy
     Debt; and

 .    after the first three Policy Years, the Net Surrender Value.

If the "policy value" cannot cover the Monthly Charges due but the safety test is met, then the Monthly Charges due will be reduced to an amount equal to the Account Value less any Policy Debt.

Safety Test. The safety test allows you to keep the Policy in force, regardless of the value of the Policy, by making minimum premium payments. But the safety test can be met only during the Guarantee Period(s) stated in the Policy.

Each Guarantee Period has an associated monthly Guarantee Premium. The amount of each Guarantee Premium depends on the Issue Age, gender, and risk classification of each Insured, and on the Face Amount and Death Benefit Option.

For each Guarantee Period, the safety test is met if (A) equals or exceeds (B), defined as:

(A) premiums paid less any amounts withdrawn, accumulated at an effective annual interest rate of 3%;

(B) monthly Guarantee Premiums paid on each Monthly Charge Date beginning on the Policy Date, accumulated at an effective annual interest rate of 3%.

In (A) above, we exclude any premiums refunded (see Premium Limitations).

Example:

   The Policy is in the First Guarantee Period. The monthly First Guarantee Premium is $25. You have made premium payments of $35 on each Monthly Charge Date beginning on the Policy Date. In this case, the safety test is met.



10   Detailed Description of Policy Features

   Even if the "policy value" cannot cover the Monthly Charges, the Policy will stay in force.

Generally, the Policy has two Guarantee Periods. The First Guarantee Period is the first 20 Policy Years or, if less, to Attained Age 90 of the younger Insured. The Second Guarantee Period is to Attained Age 100 of the younger Insured. Both Guarantee Periods begin on the Policy Date.

The Guarantee Periods for your Policy are shown in the Policy. If the "contract state" of your Policy is Massachusetts, only one Guarantee Period is available; it will not exceed the first five Policy Years. The Guarantee Periods available may vary in other states as well. Consult your Policy for the Guarantee Periods available to you.

Reinstating Your Policy. If your Policy terminates, you may reinstate it--that is, put it back in force. But you may not reinstate your Policy if:

 .    you surrendered it; or

 .    five years have passed since it terminated; or

 .    an Insured has died since the Policy terminated.

Requirements to Reinstate Your Policy. To reinstate your Policy, we will need:

1.   a written application to reinstate;

2. evidence, satisfactory to us, that each Insured living when the Policy terminated still is insurable; and

3. a premium payment sufficient to keep the Policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your Policy, the Face Amount will be the same as it was when it terminated. Your Account Value at reinstatement will be the premium paid at that time, reduced by the Premium Expense Charge and any Monthly Charges then due. Surrender Charges after reinstatement will apply as if the Policy had not terminated. However, if the Surrender Charge was taken when the Policy terminated, then the applicable Surrender Charges will not be reinstated.

If you reinstate your Policy, it may become a "modified endowment contract" under current federal tax law. Consult your tax advisor.

Charges and Deductions

We will deduct charges from the Policy to compensate us for:

(a)  providing the insurance benefits under the Policy (including any riders);

(b)  administering the Policy;

(c) assuming certain risks in connection with the Policy (including any riders); and

(d)  selling and distributing the Policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a Premium Expense Charge from each premium payment you make. The Premium Expense Charge rate is higher for premium payments up to Expense Premium than for premium payments over Expense Premium. The Expense Premium is based on the Issue Ages, genders, and risk classifications of the Insureds.

If you have increased the Policy Face Amount, the Expense Premium used here is the total of the Expense Premiums for the Initial Face Amount and for all increases.

Monthly Charges Against the Account Value

We deduct charges from the Account Value on each Monthly Charge Date. The Monthly Charges are:

(a)  an Administrative Charge;

(b)  a Face Amount Charge;

(c)  an Insurance Charge; and

(d)  a rider charge for any additional benefits provided by rider.

We deduct the Monthly Charges from the Division(s) and the GPA in proportion to the non-loaned values of the Policy in the Division(s) and the GPA.


                                     Detailed Description of Policy Features  11

Administrative Charge and Face Amount Charge. The monthly Administrative Charge and Face Amount Charge reimburse us for issuing and administering the Policy, and for such activities as processing claims, maintaining records and communicating with you.

Insurance Charges. The monthly Insurance Charge for a Policy is equal to the "amount at risk" under the Policy, multiplied by the monthly Insurance Charge rate for that Policy month. We determine the amount at risk on the first day of each Policy month. It is the amount by which the Death Benefit (discounted at the monthly equivalent of 3% per year) exceeds the Account Value.

Insurance rates are based on the genders, Issue Ages, and risk classes of the Insureds, and the Year of Coverage. We currently place Insureds into the following three standard rate classes: Select Preferred, Preferred Nontobacco, and Preferred Tobacco. We also have substandard rate classes for greater mortality risks. In otherwise identical Policies, the monthly insurance rate is higher for tobacco users than for those who do not use tobacco and higher for Preferred Nontobacco Insureds than for Select Preferred Insureds.

Rider Charge. You can obtain additional benefits by requesting riders on your Policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering Policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each of the funds incurs investment management fees and other expenses. These are deducted from the fund.

Surrender Charges

During the first 10 Years of Coverage under the Initial Face Amount, we will take a Surrender Charge against the Account Value if you fully surrender the Policy or decrease the Face Amount. This also applies during the first 10 Years after an increase in Face Amount. We calculate Surrender Charges separately for the Initial Face Amount and for each increase in the Face Amount. The Surrender Charge in the first Year of Coverage is based on the Target Premium. The Surrender Charge is decreased by 10% of the first year Surrender Charge in each of the next nine Years of Coverage, and is zero in the eleventh year.

Decrease in Selected Face Amount. If you decrease your Policy Face Amount, we cancel all or a part of your Face Amount segments. We charge a partial Surrender Charge. The partial Surrender Charge is equal to the Surrender Charge associated with each decreased or canceled Face Amount segment. If the partial Surrender Charge for a decreased or canceled Face Amount segment would be greater than the Account Value of the Policy, we set the partial Surrender Charge equal to the Account Value on the date of the surrender.

After a Face Amount decrease, we reduce the Surrender Charge for the remaining segments by the amount of the partial Surrender Charge.

Other Charges

Withdrawal Fee. If you make a partial Withdrawal from your Policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the Policy.

12  Detailed Description of Policy Features

Loan Interest Rate Expense Charge. This charge reimburses us for the expenses of administering loans.

Special Circumstances

We may vary the charges and other terms of Policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these Policies. We will make these variations only in accordance with uniform rules we establish.

Account Value and Net Surrender Value

The Account Value of the Policy has two components: the Variable Account Value and the Fixed Account Value.

Variable Account Value. The Variable Account Value is the sum of your values in each of the Divisions of the Separate Account. It reflects:

 .    Net Premiums allocated to the Separate Account;

 .    transfers to the Separate Account from the Guaranteed Principal Account;

 .    transfers and withdrawals from the Separate Account;

 .    Monthly Charges and Surrender Charges deducted from the Separate Account;
     and

 .    the net investment experience of the Separate Account.

These transactions are all reflected in the Variable Account Value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the Variable Account Value is reflected in the value of the accumulation units. The value of your accumulation units in a Division is equal to:

 .    the accumulation unit value in that Division; multiplied by

 .    the number of accumulation units in that Division credited to your Policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in Good Order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in Good Order after that time, units will be purchased or sold as of the next Valuation Date.

The Variable Account Value of the Policy is the total of the values of the accumulation units in each Division credited to Policy.

Fixed Account Value. The Fixed Account Value is the accumulation at interest of:

 .    Net Premiums allocated to the Guaranteed Principal Account; plus

 .    amounts transferred into the GPA from the Separate Account; less

 .    amounts transferred or withdrawn from the GPA; and less

 .    Monthly Charges and Surrender Charges deducted from the GPA.

Interest on the Fixed Account Value. The Fixed Account Value earns interest at an effective annual rate, credited daily.

For the part of the Fixed Account Value equal to any Policy loan, the daily rate we use is the daily equivalent of:

 .    the annual loan interest rate minus the Loan Interest Rate Expense Charge;
     or

 .    3% if greater.

For the part of the fixed account in excess of any Policy loan, the daily rate we use is the daily equivalent of:

 .    the current interest rate we declare; or

 .    the guaranteed calendar-year interest rate we declare for the year if greater.

This guaranteed calendar-year rate for each year will be at least 3%.

Net Surrender Value.  The Net Surrender Value of the Policy is equal to:

 .    the Account Value; less

 .    any Surrender Charges that apply; and less


                                     Detailed Description of Policy Features  13

 .    any Policy Debt.

You may surrender the Policy by sending a written request together with the Policy to our Administrative Office. We will determine the Net Surrender Value at the end of the Valuation Date on which we receive the request in Good Order.

Withdrawals. After the first Policy Year, you may withdraw up to 75% of the Net Surrender Value. We deduct a fee of $25 from the amount withdrawn. We do not charge a Surrender Charge for a Withdrawal. The minimum amount you can withdraw is $100 (including the Withdrawal fee). We may not allow a Withdrawal if it would result in a reduction of the Face Amount to less than $500,000.

You must state in the Withdrawal Request from which Divisions or the GPA you want the withdrawal made. You can state the amount as a dollar amount or a percentage. The withdrawal will be effective on the date we receive the written request in Good Order. We will process it within seven days. The Withdrawal amount you wish taken from each Division of the Separate Account and from the GPA may not exceed the non-loaned Account Value in each of these. If you have chosen Death Benefit Option 1 or 3, we will reduce the Face Amount by the amount of the Withdrawal unless you provide evidence satisfactory to us that the Insureds or Insured alive still is insurable.

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the Policy as long as the Account Value exceeds the total of any Surrender Charges. You must assign the Policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the Policy's Account Value less any Surrender Charge. If there is any outstanding Policy Debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan. We take the Policy loan amount from the Divisions and the GPA in proportion to the amount of Account Value in each Division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the Divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the Divisions during any period that:

(i) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)  trading is restricted;

(iii) the SEC determines a state of emergency exists; or

(iv)  the SEC permits us to delay payment for the protection of our Owners.

Whenever total Policy Debt (which includes accrued interest) equals or exceeds the Account Value less Surrender Charges, we will send a notice to you. This notice will state the amount needed to bring the Policy Debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if Policy Debt exceeds the Account Value less any Surrender Charges at the end of those 31 days, the Policy terminates without value.

Loan Interest Charged. At the time of Application, you may select a loan interest rate of 5% or (in all jurisdictions except Arkansas) an adjustable loan rate. Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody's Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your "contract state." The maximum rate is the greater of:

(i) the published monthly average for the calendar month ending two months before the Policy Year begins,

(ii) or 4%.

If the maximum rate is less than 1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on Policy loans accrues daily and becomes part of the Policy Debt as it accrues. It


14 Detailed Description of Policy Features is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the Divisions and the GPA in proportion to the non-loaned Account Value in each.

Repayment. You may repay all or part of any Policy Debt at any time while at least one of the Insureds is living and while the Policy is in force. Any loan repayment you make within 30 days of the Policy Anniversary date first pays Policy loan interest due. We will allocate any other loan repayment to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the premium allocation. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will deduct any outstanding Policy Debt from the proceeds payable at the second death or the surrender of the Policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% and the Policy loan rate less the Loan Interest Rate Expense Charge. We guarantee this Charge will not exceed 2%. Currently, the Charge is 0.50% in Policy Years one through 10 and 0.25% in Policy Years 11 and later.

Effect of Loan. A Policy loan affects the Policy since we reduce the Death Benefit and Net Surrender Value by the amount of the loan. If you repay the loan, we increase the Death Benefit and Net Surrender Value under the Policy by the amount of the repayment. Taking a Policy loan could have adverse tax consequences if your Policy is a "modified endowment contract" under current federal tax law. Consult your tax advisor.

As long as a loan is outstanding, a portion of the Policy Account Value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.


                                     Detailed Description of Policy Features  15

III. Investment Options


The Guaranteed Principal Account

You may allocate some or all of the Net Premiums to the Guaranteed Principal Account ("GPA"). An Owner also may transfer some or all of the Account Value in the Divisions of the Separate Account to the GPA. Neither our General Account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our General Account. Our General Account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

We guarantee amounts allocated to the GPA in excess of any Policy Debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any Policy Debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the Policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. In addition to the guaranteed minimum interest rate, we will declare a calendar year guaranteed minimum rate each December for the upcoming calendar year. The rate we credit in any calendar year will not be lower than this calendar year guaranteed minimum rate. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on February 2, 1995, as a separate investment account of C.M. Life. The Board established the Separate Account based on the laws of the State of Connecticut. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the Policies. We have since divided this segment into 13 Divisions. Each Division invests in shares of a designated Fund of MML Trust, Oppenheimer Trust, Variable Insurance Products Fund II (managed by Fidelity Management & Research Company), T. Rowe Price Equity Series, Inc., or American Century Variable Portfolios, Inc. We may establish additional divisions within the Segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of C.M. Life. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies cannot be charged with liabilities from any other business conducted by C.M. Life. We may transfer to our General Account any assets that exceed anticipated obligations of the Separate Account.

Some of the Funds offered are generally identical to, or are "clones" of, mutual funds offered in the retail marketplace. These "clone" funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds' sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the Policy. It is not an indication of future performance of the Policy funds.


16  Other Policy Information

The Funds

The MML Trust, Oppenheimer Trust, Variable Insurance Products Fund II, T. Rowe Price Equity Series, Inc., and American Century Variable Portfolios, Inc., are open-end, management investment companies registered under the Investment Company Act of 1940 ("1940 Act"). They all provide an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MassMutual, an affiliate, or other life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying Funds, it is possible conflicts could arise between Policy Owners and owners of the variable annuity contracts.

The Boards of Trustees or Boards of Directors of the Funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the Boards will notify the Insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each Fund for the Division at net asset value. All dividends and capital gain distributions received from a Fund are automatically reinvested in that Fund at net asset value, unless C.M. Life, on behalf of the Separate Account, elects otherwise. We redeem shares of the Funds at their net asset values as needed to make payments under the Policies.

MML Trust. The MML Trust, managed by MassMutual, was organized as a Massachusetts business trust on December 19, 1984. Six of the diversified investment portfolios of the Trust are available under this Policy.

Oppenheimer Trust. The Oppenheimer Trust is managed by OppenheimerFunds, Inc. The Trust consists of 10 separate funds, four of which are offered under this Policy.

Variable Insurance Products Fund II. Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management & Research Company ("FMR"), was organized as a Massachusetts business trust on March 21, 1988. One of its investment portfolios, the VIP II Contrafund Portfolio, is available under this Policy.

T. Rowe Price Equity Series, Inc. The T. Rowe Price Equity Series, Inc. was incorporated in Maryland in 1994. Currently, it consists of four series, each representing a separate class of shares having different objectives and investment policies. One of the series, the Mid-Cap Growth Portfolio, is available under this Policy.

American Century Variable Portfolios, Inc. American Century Variable Portfolios, Inc. is part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the funds, VP Income & Growth, is offered under this Policy.

Fund Profiles

Following is a chart illustrating the risk profiles of the investment options available under this Policy, and a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning these investment objectives and the Funds is contained in the accompanying prospectuses, including information on the risks associated with the investments, the investment techniques of each of the funds, and the deduction of expenses applicable to each of the funds.


                                                          Investment Options  17

                          INVESTMENT PREFERENCE CHART*
--------------------------------------------------------------------------------
                                           Oppenheimer Global Securities Fund/VA
                                          VIP II Contrafund Portfolio
                                         Oppenheimer Aggressive Growth Fund/VA++
                                        MML Small Cap Value Equity Fund
                                       T. Rowe Price Mid-Cap Growth Portfolio
                                      Oppenheimer Capital Appreciation Fund/VA+
                                     MML Equity Index Fund
                                   American Century VP Income & Growth
                                  MML Equity Fund
                               MML Blend Fund
                           Oppenheimer Strategic Bond Fund/VA
                    MML Managed Bond Fund
            MML Money Market Fund
Guaranteed Principal Account
--------------------------------------------------------------------------------
Conservative   Less Conservative    Moderate     Aggressive     More Aggressive


Conservative: Investment goal is preservation of principal, while incurring little risk.

Less Conservative: Investment goal is primarily preservation of principal, with some desire for growth.

Moderate: Investment goal is growth, while seeking some preservation of principal.

Aggressive: Investment goal is growth, with more tolerance for risk.

More Aggressive: Investment goal is significant growth over the long-term, with greater tolerance for risk.

+The Oppenheimer Growth Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

++The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

*This chart is provided by Massachusetts Mutual Life Insurance Company. It does not necessarily reflect the opinion of the underlying fund managers.

MML Money Market Fund

MML Money Market Fund seeks to maximize current income, to preserve capital, and to maintain liquidity by investing in money market instruments.

MML Managed Bond Fund

MML Managed Bond Fund seeks a high rate of return, consistent with capital preservation, by investing primarily in investment grade, publicly-traded, fixed income securities.

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA is a mutual fund that seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund invests in three market sectors: debt securities of foreign government and companies, U.S. Government securities, and lower-rated, high-yield securities of U.S. companies.

MML Blend Fund

MML Blend Fund seeks a high total rate of return over time, consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

Sub-adviser to the equity sector of the Fund is David L. Babson & Company, Inc.

MML Equity Fund

MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

Sub-adviser to the Fund is David L. Babson & Company, Inc.


18  Investment Options

American Century VP Income & Growth

American Century VP Income & Growth seeks long-term growth of capital as well as current income. The Fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential.

MML Equity Index Fund

MML Equity Index Fund seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. ("Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or The McGraw Hill Companies, Inc. Standard & Poor's makes no representation regarding the advisability of investing in the Fund.)

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA is a mutual fund that seeks long-term capital appreciation by investing in securities of well-known established companies. It invests mainly in equity securities. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

MML Small Cap Value Equity Fund

The MML Small Cap Value Equity Fund seeks long-term growth of capital and income by investing primarily in small company stocks.

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Aggressive Growth Fund/VA is a mutual fund that seeks long-term capital appreciation by investing in "growth-type" companies. Prior to May 1, 1998, the Fund was named Oppenheimer Capital Appreciation Fund.

VIP II Contrafund Portfolio

This Fund seeks long-term capital appreciation. It invests primarily in common stocks. It also invests in the securities of companies whose value FMR believes is not fully recognized by the public, in domestic and foreign issuers, and in either "growth" stocks or "value" stocks or both.

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA is a mutual fund that seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations, which are considered to have appreciation possibilities. It invests in equity securities of U.S. and foreign issuers.

The Investment Advisers

MassMutual serves as investment manager of each of the MML Funds under investment management agreements. David L. Babson & Company, Inc. ("Babson"), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. Babson also is the sub-adviser to the MML Small Cap Value Equity Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

MassMutual entered into a sub-advisory agreement with Mellon Equity. Mellon Equity manages the investment and reinvestment of the assets of the MML Equity Index Fund.

OppenheimerFunds, Inc. ("OFI") is an investment adviser organized under the laws of Colorado as a corporation; it was originally organized in 1959. It (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $95 billion as of December 31, 1998, and with more than 4 million shareholder accounts. OFI is located at Two World Trade

                                                          Investment Options  19

Center, 34th Floor, New York, New York 10048-0203. OFI is owned by Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. OFI serves as investment adviser to the Oppenheimer Trust. OFI is registered as an investment adviser under the Investment Advisers Act of 1940. OFI serves as Investment Adviser to the Oppenheimer Funds.

Citibank N.A., with its home office located at 111 Wall Street, New York, NY 10005, acts as custodian for the MML Trust. Bank of New York, with its home office at One Wall Street, New York, NY 10015, acts as custodian for the Oppenheimer Trust.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly owned subsidiaries of MassMutual, and various employee benefit plans.

Fidelity Management & Research Company ("FMR") is the investment adviser to the VIP II Contrafund Portfolio. FMR is the management arm of Fidelity Investments(R), which was established in 1946. Fidelity Investments(R) has its principal business address at 82 Devonshire Street, Boston, Massachusetts. FMR handles the VIP II Contrafund business affairs and, with the assistance of affiliates, chooses the Fund's investments. Fidelity Management & Research (U.K.) Inc., in London, England, and Fidelity Management & Research (Far East), Inc., serve as sub-advisers for the VIP II Contrafund Portfolio.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), is the investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price was founded in 1937. The T. Rowe Price Equity Series, Inc. (the "Corporation"), was incorporated in Maryland in 1994, and is a diversified, open-end investment company. The Corporation is governed by a Board of Directors that meets regularly to review the Fund's investments, performance, expenses, and other business affairs. The policy of the Corporation is that a majority of Board members will be independent of T. Rowe Price.

American Century Investment Management, Inc., is the investment adviser to the American Century VP Income & Growth Fund. Under the laws of the state of Maryland, the Board of Directors is responsible for managing the business and affairs of the Fund. Acting under an investment management agreement entered into with the Fund, American Century Investment Management, Inc., serves as the manager of the Fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri. The manager has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958.


20  Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the Policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds or the Death Benefit within seven days after we receive all required documents in a form satisfactory to us at our Administrative Office.

We can delay payment of the Death Benefit, the Net Surrender Value, or any Withdrawal or loan from the Separate Account during any period when:

(i) it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)  trading is restricted by the SEC; or

(iii) the SEC declares an emergency exists; or

(iv) the SEC, by order, permits us to delay payment in order to protect our Owners.

We may delay paying any Net Surrender Value, any Withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Administrative Office.

We can delay payment of the entire Death Benefit if we contest the payment. We investigate all death claims occurring within the two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether we will authorize payment of the claim. We make all payments promptly after authorization.

If we delay payment of a surrender or Withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option. We pay interest on the Death Benefit from the date of death to the date of payment.

Payment Options

We will pay the Policy proceeds (the Death Benefit or the Net Surrender Value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $5,000. If the periodic payment under any option is less than $50, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the Policy. The following payment options are currently available.

--------------------------------------------------------------------------------
Installments for a          Equal monthly payments for any period selected, up
Specified Period            to 30 years. The amount of each payment depends on
                            the total amount applied, the period selected, and
                            the monthly income rates we are using when the first
                            payment is due.
--------------------------------------------------------------------------------
Life Income                 Equal monthly payments based on the life of a named
                            person. Payments will continue for the lifetime of
                            that person. You can elect income with or without a
                            minimum payment period.
--------------------------------------------------------------------------------
Interest                    We will hold any amount applied under this option.
                            We will pay interest on the amount at an effective
                            annual rate determined by us. This rate will not be
                            less than 3%.
--------------------------------------------------------------------------------
Installments of Specified   Fixed amount payments. The total amount paid during
Amount                      the first year must be at least 6% of the total
                            amount applied. We will credit interest each month
                            on the unpaid balance and add this interest to the
                            unpaid balance This interest will be an effective
                            annual rate determined by us, but not less than 3%.
                            Payments continue until the balance we hold is
                            reduced to less than the agreed fixed amount. The
                            last payment will be for the balance only.
--------------------------------------------------------------------------------

                                                          Investment Options  21

--------------------------------------------------------------------------------
Life Income with            Equal monthly payments based on the life of a named
Payments Guaranteed         person. We will make payments until the total amount
for Amount Applied          paid equals the amount applied, whether the named
                            person lives until all payments have been made or
                            not. If the named person lives beyond the payment of
                            the total amount applied, we will continue to make
                            monthly payments as long as the named person lives.
--------------------------------------------------------------------------------
Joint Lifetime Income       Monthly payments based on the lives of two named
with Reduced Payments        persons. We will make payments at the initial level
to Survivor                 while both are living, or for 10 years if longer.
                            When one dies (but not before the 10 years has
                            elapsed), we will reduce the payments by one-third.
                            Payments will continue at that level for the
                            lifetime of the other. After the 10 years has
                            elapsed, payments stop when both named persons have
                            died.
--------------------------------------------------------------------------------

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person's life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds at the second death. The Applicant names the Beneficiary in the application for the Policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during either Insured's lifetime by writing to our Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the second death, unless provided otherwise, the Death Benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the Policy as collateral for a loan or other obligation. For any assignment to be binding on C.M. Life, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any Policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the Policy with respect to any material misrepresentation in the application:

 .    regarding the insurability of Insured No. 1, once the Policy has been in force during the lifetime of Insured No. 1 for two years after the its Issue Date; or

 .    regarding the insurability of Insured No. 2, once the Policy has been in force during the lifetime of Insured No. 2 for two years after the Issue Date.

For any Policy change or reinstatement requiring evidence the Insured(s) are insurable, we cannot contest the validity of the change or reinstatement with respect to each Insured after the change has been in effect for two years during the lifetime of that Insured.

Error of Age or Gender

If either Insured's age or gender is misstated in the Policy application, we will adjust the Death Benefit we pay under the Policy based on what the Policy would provide based on the most recent Monthly Charge for the correct date of birth and correct gender.

Suicide

Suicide within two years of the Policy Date is not covered by the Policy. If either Insured dies by suicide, while sane or insane, within two years from the Issue Date or Reinstatement Date, the

22  Other Policy Information

Policy will terminate. We will refund the amount of all premiums paid, less any Withdrawals and Policy Debt. If either Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in the Face Amount, the increase will terminate and we will refund the Monthly Charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the Reinstatement Date of the Policy, there is no additional refund for any Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the Policy. The cost of any rider is deducted as part of the Monthly Charges. Subject to state availability, the following riders are available.

Policy Split Option Rider. This rider allows you to exchange the Policy for two new policies, one on the life of each Insured. Both Insureds must be living when the exchange is made. We do not require evidence that the Insureds are insurable. Each new Policy may be a fixed premium permanent life Policy or a flexible premium adjustable life Policy. This right will be available for the six-month period beginning on:

 .    The date six months after the effective date of a final court decree of divorce. The decree must first become effective at least one year after the Policy Issue Date, and it must remain in effect during the entire six-month period after it first becomes effective.

 .    The date IRC Section 2056:

     -    is nullified;

     - is amended to eliminate or reduce by at least 50% the Insureds' federal estate tax marital deduction;

 .    The date the maximum federal estate tax rate given in IRC Section 2001 is reduced to half the rate in effect on the Policy Issue Date of this Policy.

 .    The effective date of the dissolution of the corporation or partnership that owns the Policy.

The new policies must meet the Policy requirements in effect at the time of the exchange.

 .    The face amount of each new Policy will be one-half the Face Amount of this
     Policy at the time of the split.

 .    The Policy Date of each new Policy will be the date of exchange.

 .    The issue age of each Insured will be the age of each Insured on the birthday nearest the Policy Date of the new policies.

You may attach this rider to the Policy only at the time of Policy issue and only if the younger Insured is younger than age 80, and the insurance risk class of neither Insured is uninsurable.

There is no charge for this rider.

Estate Protection Rider. You may attach this rider to the Policy only at the time the Policy is issued. It provides an additional Death Benefit during the first four Policy Years if both Insureds die during this period. You select the Face Amount of the rider. The minimum amount is $25,000 and the maximum amount is 125% of the Initial Face Amount.

We will deduct a Monthly Charge from the Account Value for this rider. It will equal the rider charge rate multiplied by the Face Amount of the rider, divided by $1,000.

Sales and Other Agreements

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, MA 01144-1013, is the principal underwriter of the Policy. MML Investors Services, Inc. ("MMLISI"), at the same address serves as the co-underwriter of the Policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. (the "NASD").

MML Distributors may have selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD ("selling brokers"). We sell the Policy through agents who are licensed by state insurance officials to sell the Policy. These agents also are registered representatives of selling brokers or of MMLISI.

                                                    Other Policy Information  23

We intend to offer the Policy in all states except California and New York.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the Policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the Policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Compensation

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the Policy.

Agents who sell these Policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each Year of Coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Ages, genders, and risk classifications of the Insureds. We also pay commissions as a percentage of the average monthly Account Value in each Policy Year. The maximum commission percentages are as follow.

Premium-based Commissions
--------------------------------------------------------------------------------
Coverage Year 1                50% of premium paid up to the Target Premium
                               3% of premium paid over the Target Premium

Coverage Years 2-5             5% of premium paid up to the Target Premium
                               3% of premium paid over the Target Premium

Coverage Years 6-10            3% of all premium paid

Coverage Years 11 and beyond   1% of all premium paid
--------------------------------------------------------------------------------

Asset-based Commissions
--------------------------------------------------------------------------------
Policy Years 2 and beyond      0.15% of the average monthly Account Value in
                               each Policy Year
--------------------------------------------------------------------------------

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling C.M. Life and MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the Policies compensation based on premium payments for the Policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of Policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents.


24 Other Policy Information

V. Other Information


C.M. Life and MassMutual

C.M. Life is a stock life insurance company located at 140 Garden Street, Hartford, CT 06154. A Special Act of the Connecticut General Assembly chartered the company on April 25, 1980. C.M. Life is engaged principally in the sale of life insurance policies and annuity contracts, and is licensed to sell such products in all states except New York. C.M. Life is a wholly owned subsidiary of MassMutual. C.M. Life is licensed to transact variable life insurance business in all states in the United States other than New York and California, and in Puerto Rico and the District of Columbia.

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident, and health business in all fifty states of the United States, the District of Columbia, Puerto Rico, and certain provinces of Canada. As of December 31, 1998, MassMutual had consolidated statutory assets in excess of $67 billion and estimated total assets under management of $176.8 billion.

C.M. Life's Tax Status. C.M. Life is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Segment and the Separate Account are part of C.M. Life.

Due to C.M. Life's current tax status, we do not charge the Segment for C.M. Life's federal income taxes that may be a result of activity of the Segment. Periodically, C.M. Life reviews the question of a charge to the Segment for C.M. Life's federal income taxes. In the future, we may impose a charge for any federal income taxes paid by C.M. Life resulting from activity of the Segment. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account, we may charge for the Policy's share of C.M. Life's federal income taxes that are a result of activity of the GPA.

Under current laws, C.M. Life may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. C.M. Life reserves the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual or C.M. Life maintains the records and accounts relating to the Separate Account, the Segment and the Divisions. Each year within the 30 days following the Policy Anniversary, we will mail you a report showing:

(i)   the Account Value at the beginning of the previous Policy Year,

(ii)  all premiums paid since that time,

(iii) all additions to and deductions from the Account Value during the year, and

(iv) the Account Value, Death Benefit, Net Surrender Value and Policy Debt as of the last Policy Anniversary.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the Policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service will continue. We cannot make any guarantee regarding the future tax treatment of any Policy. We reserve the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax advisor. No attempt is made in this prospectus to consider any applicable state or other tax laws.

                                                    Other Policy Information  25

Policy Proceeds, Premiums and Loans. We believe the Policy meets the IRC definition of life insurance. Therefore, the Death Benefit under the Policy generally is excludible from the gross income of the Beneficiary under the IRC.

Decreases in Face Amount and Withdrawals may be taxable depending on the circumstances. The IRC states that:

 .    if there is a reduction of future benefits during the first 15 years after a Policy is issued and

 .    if there is a cash distribution as a result of the reduction,

you may be taxed on all or a part of the amount distributed.

If these conditions do not apply, a Withdrawal is taxable only to the extent it exceeds your unrecovered premiums unless the Policy is a modified endowment contract. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid and not previously recovered.

If you surrender the Policy for its full Net Surrender Value, some of the Net Surrender Value may be considered ordinary income for tax purposes. The distribution is ordinary income to the extent the Account Value exceeds the premiums (or any other amounts paid for the Policy) paid but not previously recovered. In making this calculation, the Account Value considered is not reduced by any outstanding Policy Debt but it is reduced by any Surrender Charges.

A change of the Owner or the Insured(s) or an exchange or assignment of the Policy may result in immediate taxable income.

We believe that under current law any loan received under the Policy will be treated as Policy Debt of an Owner. The loan will not be considered income to you unless the Policy has become a "modified endowment contract." If the Policy is a modified endowment contract, loans will be fully taxable to the extent of any income in the Policy and could be subject to an additional 10 percent tax. Interest on Policy loans used for personal purposes generally is not tax-deductible. However, you may deduct this interest if the loan proceeds are used for "trade or business" or "investment" purposes if you meet certain tax rules.

If the Owner is a business or corporation additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned Policy. The corporate alternative minimum tax may apply to any gain in the Policy. This tax also may apply to a portion of the amount by which Death Benefits received exceed the Policy's Net Surrender Value on the date of death.

The impact of federal income taxes on values under this Policy and on the benefit to you or your Beneficiary depends on C.M. Life's tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability of the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Modified Endowment Contracts. If a Policy is a modified endowment contract ("MEC"), loans, partial withdrawals, and other amounts distributed under the Policy are taxable to the extent of any accumulated income in the Policy. The collateral assignment of a MEC is also treated as a taxable distribution. In general, the amount subject to taxation is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

A Policy is a MEC if it satisfies the definition of life insurance in the IRC but fails the additional "7-pay test." A Policy fails this test if:

 .    the accumulated amount paid under the contract at any time during the first seven contract years

                                     exceeds

 .    the total premiums that would have been payable for a Policy providing guaranteed benefits and requiring the payment of only seven level annual premiums.

A Policy may pass the 7-pay test and still be taxed as a MEC if it is received in exchange for a MEC.


26  Other Information

If certain changes are made to a Policy we will re-test it to determine if it has become a MEC. For example, if you reduce the death benefit during the first seven contract years we will retest the Policy. If the test shows the Policy has become a MEC, this classification change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new 7-pay limits.

We will retest whenever there is a "material change" to the Policy while it is in force. If there is a material change a new 7-pay test period begins at that time. The term "material change" includes any increases in death benefits.

Since the Policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

If any amount is taxable as a distribution of income under a MEC, it also will be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for individual Owners. The penalty tax will not apply to distributions:

(i)   made on or after the date the taxpayer attains age 59 1/2; or

(ii)  made because the taxpayer became disabled; or

(iii) made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer. These payments must be made at least annually.

Once a Policy fails the 7-pay test, loans and distributions in the year of failure and in future years are subject to the rules for MECs. In addition, loans and distributions received in anticipation of failing the 7-pay test are defined as any loans and distributions made within two years prior to failing the 7-pay test and are subject to taxation.

Under certain circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The Policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a Policy with such plans are complex, you should not use the Policy in this way until you have consulted a competent tax adviser. You may not use the Policy as part of an Individual Retirement Account (IRA).

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the Policy to the extent you have invested in these Divisions.

Your right to instruct us is based on the number of shares of the Funds attributable to your Policy. The Policy's number of shares of the Funds is determined by dividing the Policy's Account Value held in each Division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the Funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the right to:

 .    Create new Divisions of the Separate Account;

 .    Create new Separate Accounts and new Segments;

 .    Combine any two or more Separate Accounts, Segments or Divisions;

 .    Make available additional or alternative Divisions of the Separate Account investing in additional investment companies;

 .    Invest the assets of the Separate Account in securities other than shares of the Funds. These securities can be substitutes for Fund


                                                           Other Information  27
     shares already purchased or they can apply only to future purchases.

 .    Operate the Separate Account as a management investment company under the
     1940 Act or in any other form permitted by law;

 .    De-register the Separate Account under the 1940 Act in the event such registration is no longer required;

 .    Substitute one or more Funds for other funds with similar investment objectives;

 .    Delete Funds or close Funds to future investments; and

 .    Change the name of the Separate Account.

We have reserved all rights to the name C.M. Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Service Agreement

In addition to acting as an investment manager for the funds underlying the Divisions of the Separate Account, MassMutual performs certain investment and administrative duties for C.M. Life. MassMutual does this according to a written agreement. The agreement is renewed automatically each year, unless either party terminates it. Under this agreement, we pay MassMutual for salary costs and other services and an amount for indirect costs incurred through C.M. Life's use of MassMutual's personnel and facilities.

Bonding Arrangement

An insurance company blanket bond is maintained providing $75,000,000 coverage for officers and employees of MassMutual and C.M. Life (subject to a $350,000 deductible) and $75,000,000 for MassMutual's general agents and agents (also subject to a $350,000 deductible).

Legal Proceedings

We are not currently involved in any legal proceedings that would have a material impact on the Policy.

Year 2000

Like other businesses and governments around the world, C.M. Life could be adversely affected if the computer systems used by the company and those with which it does business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue."

In 1996, C.M. Life's parent company, MassMutual, began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue on its own behalf and on behalf of certain subsidiaries, including C.M. Life. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual is also seeking assurances from vendors, customers, service providers, governments and others with which MassMutual and C.M. Life conduct business, to determine their Year 2000 readiness.

MassMutual has allocated a portion of the costs related to the Year 2000 issue to C.M. Life. The costs are currently being expensed, and when measured against net gain from operations before dividends, are not material to C.M. Life.

Experts

We have included the financial statements of C.M. Life, and the Survivorship Variable Universal Life Segment of C.M. Life Variable Life Separate Account I, in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP's report on the statutory financial statements of C.M. Life includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.

Craig Waddington, FSA, MAAA, Vice President for MassMutual, has examined the illustrations in Appendix D of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.


28  Other Information

Appendix A

Definition of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Administrative Office: Our Administrative Office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Attained Age: The Issue Age of an Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the Death Benefit at the second death.

Death Benefit: The amount paid following receipt of due proof of the death of both Insureds. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of the second death less any Policy Debt outstanding and any due but unpaid premium needed to avoid Policy termination.

Death Benefit Option: The Policy offers three Death Benefit Options for determination of the amount of the Death Benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Expense Premium: An amount used to determine the Premium Expense Charges. For the Initial Face Amount, the Expense Premium is based on the Issue Ages, genders, and risk classifications of the Insureds. For each increase in Face Amount, the Expense Premium is based on the ages, genders and risk classifications of the Insureds on the effective date of the increase.

Fixed Account Value: The current Account Value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, in Good Order means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account ("GPA"): Part of our General Account, the GPA is a fixed account to and from which you may make allocations and transfers.

Initial Face Amount: The amount of insurance coverage issued under the Policy. Subject to certain limitations, you may change the Face Amount after issue.

Insureds:  The two persons whose lives this Policy insures.

Issue Age: The age of an Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the Policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Death Benefit: The Death Benefit determined in accordance with the applicable Death Benefit Compliance Test. The applicable Test is either the Cash Value Test or the Guideline Premium Test, as chosen at the time of application.

Monthly Charge Date: The monthly date on which the Monthly Charges for the Policy are due. The first Monthly Charge Date is the Policy Date, and subsequent Monthly Charge Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the Policy Account Value each month.

Net Premium: The premium payment we receive in Good Order, minus the Premium Expense Charge.

Net Surrender Value: The amount payable to an Owner upon surrender of the Policy. It is equal to the Account Value less any Surrender Charges that apply and less any Policy Debt.

                                                                  Appendix A  29

Owner: The person or entity that owns the Policy.

Policy: The survivorship flexible premium adjustable variable life insurance Policy offered by C.M. Life and described in this Prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the Policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Charge Dates.

Policy Debt: All outstanding Policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Second Death: The death of the surviving Insured.

Separate Account: The Policies' designated segment of the "C.M. Life Variable Life Separate Account I" established by C.M. Life under the laws of Connecticut and registered as a unit investment trust with the Securities and Exchange Commission under 1940 Act. The Separate Account is used to receive and invest Net Premiums for this Policy.

Target Premium: The level of premium payments used to determine commission payments and Surrender Charges. The Target Premium is based on the Issue Ages, genders, and risk classifications of the Insureds. It is usually not equal to the Expense Premium.

Valuation Date: A date on which the net asset value of the shares of each Division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the Policy in each Division of the Separate Account multiplied by your number of units in that Division.

We, us, our: Refer to C.M. Life.

Year of Coverage: For the Initial Face Amount, each Policy Year is a Year of Coverage. For any increase in the Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the Policy.

30  Appendix A

Appendix B


Examples of the Impact of the
Account Value and Premiums
on the Policy Death Benefit

Example I - Death Benefit Option 1
--------------------------------------------------------------------------------

Assume the following:
--------------------------------------------------------------------------------
 .    Face Amount is $1,000,000

 .    Account Value is $50,000

 .    Minimum Death Benefit is $219,000

 .    No Policy Debt

--------------------------------------------------------------------------------
Based on these assumptions,

 .    the Death Benefit is $1,000,000.

If the Account Value increases to $80,000 and the Minimum Death Benefit increases to $350,400,

 . the Death Benefit remains at $1,000,000.

If the Account Value decreases to $30,000 and the Minimum Death Benefit decreases to $131,400,

 . the Death Benefit still remains at $1,000,000.

Example II - Death Benefit Option 2
--------------------------------------------------------------------------------

Assume the following:
--------------------------------------------------------------------------------
 .    Face Amount is $1,000,000

 .    Account Value is $50,000

 .    Minimum Death Benefit is $219,000

 .    No Policy Debt

Based on these assumptions,

 .    the Death Benefit is $1,050,000 (Face Amount plus Account Value).

If the Account Value increases to $80,000 and the Minimum Death Benefit increases to $350,400,

 .    the Death Benefit will increase to $1,080,000.

If the Account Value decreases to $30,000 and the Minimum Death Benefit decreases to $131,400,

 .    the Death Benefit will decrease to $1,030,000.


Example III - Death Benefit Option 3
--------------------------------------------------------------------------------

Assume the following:
--------------------------------------------------------------------------------
 .    Face Amount is $1,000,000

 .    Account Value is $50,000

 .    Minimum Death Benefit is $219,000

 .    No Policy Debt

 .    Premiums paid under the Policy to-date total $40,000

--------------------------------------------------------------------------------

Based on these assumptions,

 .    the Death Benefit is $1,040,000 (Face Amount plus Premiums paid).

If you pay an additional $30,000 of premium and the Account Value increases to $80,000 and the Minimum Death Benefit increases to $350,400,

 . the Death Benefit will increase to $1,070,000.


Examples of Death Benefit Option Changes

Example I - Change from Option 2 to Option 1
--------------------------------------------------------------------------------

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the Account Value on the effective date of the change.

     For example, if the Policy has a Face Amount of $500,000 and an Account Value of $25,000, the Death Benefit under Option 2 is equal to the Face Amount plus the Account Value, or $525,000. If you change from Option 2 to Option 1, the Death Benefit under Option 1 is equal to the Policy Face Amount. Since the Death Benefit under the Policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the Death Benefit after the change will remain at $525,000.

                                                                  Appendix B  31

Example II - Change from Option 3 to Option 1
--------------------------------------------------------------------------------

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

     For example, if a Policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the Death Benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the Death Benefit under Option 1 is equal to the Face Amount. Since the Death Benefit under the Policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the Death Benefit after the change will remain at $512,000.

Example III- Change from Option 1 to Option 2
--------------------------------------------------------------------------------

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the Account Value on the effective date of the change.

     For example, if the Policy has a Face Amount of $700,000 and an Account Value of $25,000, under Option 1 the Death Benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the Death Benefit under Option 2 is equal to the Face Amount plus the Account Value. Since the Death Benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the Death Benefit under Option 2 after the change will remain $700,000.

Example IV - Change from Option 1 to Option 3
--------------------------------------------------------------------------------

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

     For example, if the Policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the Death Benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the Death Benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the Death Benefit under the Policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the Death Benefit after the change will remain at $700,000.

Example V - Change from Option 2 to Option 3, or from Option 3 to Option 2
--------------------------------------------------------------------------------

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the Account Value and the premiums paid to-date.

     For example, if the Policy has a Face Amount of $1,000,000 and an Account Value of $70,000 and premiums paid of $25,000, the Death Benefit under Option 2 is equal to the Face Amount plus the Account Value, or $1,070,000. If you change from Option 2 to Option 3, the Death Benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the Death Benefit under the Policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the Account Value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a Death Benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.

32  Appendix B

Appendix C


Rates of Return

From time to time, we may report different types of historical performance for the Divisions of the Separate Account available under the Policy. We may report the average annual total returns of the funds over various time periods. These returns will reflect deductions for investment management fees and fund expenses and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any Policy charges, which, if included, would reduce performance.

On request, we will provide an illustration of Account Values and Net Surrender Values for hypothetical Insureds of given ages, genders, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The Net Surrender Value figures will assume all fund charges, the Mortality and Expense Risk Charge, and all other Policy charges are deducted. The Account Value figures will assume all charges except the Surrender Charge are deducted.

We also may distribute sales literature comparing the Divisions of the Separate Account to established market indices, such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the Accumulation Unit Values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Divisions of the Separate Account being compared.

Tables 1 and 2 show the Effective Annual Rates of Return and One Year Total Returns, respectively, of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses) underlying each Division of the Separate Account. Table 1 shows figures for periods ended December 31, 1998, while Table 2 shows December 31 one- year total returns for each year shown. These rates do not reflect :

 .    the Mortality and Expense Risk Charges assessed against the Separate
     Account

 .    deductions from premiums or Monthly Charges assessed against the Account
     Value of the Policies

 .    the Policy's Surrender Charges

Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums, Appendix D). The rates of return shown are not necessarily indicative of future performance. You may consider these rates of return, however, in assessing the competence and performance of the investment advisers.

                                                                  Appendix C  33

                                    TABLE 1

                       EFFECTIVE ANNUAL RATES OF RETURN
                            AS OF DECEMBER 31, 1998

------------------------------------------------------------------------------------------------------------
                                            Since
Fund                                      Inception      15 Years      10 Years      5 Years        1 Year
------------------------------------------------------------------------------------------------------------
MML Equity                                  14.84%        15.76%        16.39%        19.66%        16.20%
MML Managed Bond                            10.24%        10.16%         9.19%         7.07%         8.14%
MML Blend                                   13.67%         ---          13.70%        14.60%        13.56%
MML Money Market                             6.66%         6.16%         5.41%         4.95%         5.16%
MML Equity Index                            31.03%         ---           ---           ---          28.22%
MML Small Cap Value Equity                 (23.88%)        ---           ---           ---         (23.88%)*
Oppenheimer Capital Appreciation+           16.03%         ---          16.85%        22.10%        24.00%
Oppenheimer Aggressive
    Growth++                                15.07%         ---          16.12%        13.06%        12.36%
Oppenheimer Global Securities               12.49%         ---           ---           9.67%        14.11%
Oppenheimer Strategic Bond                   6.79%         ---           ---           6.83%         2.90%
VIP II Contrafund Portfolio                 28.62%         ---           ---           ---          29.98%
T. Rowe Price Mid-Cap Growth Portfolio      20.43%         ---           ---           ---          22.08%
American Century VP Income & Growth         30.68%         ---           ---           ---          26.87%
------------------------------------------------------------------------------------------------------------

The figures in this Table do not reflect any charges at the Separate Account or Policy level.

+The Oppenheimer Growth Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

++The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

*Since inception.


   Dates of inception:
   MML Equity Fund - 9/15/71                         Oppenheimer Capital Appreciation Fund/VA - 4/3/85
   MML Managed Bond Fund - 12/16/81                  Oppenheimer Aggressive Growth Fund/VA - 8/15/86
   MML Money Market Fund - 12/16/81                  Oppenheimer Global Securities Fund/VA - 11/12/90
   MML Blend Fund - 2/3/84                           Oppenheimer Strategic Bond Fund/VA - 5/3/93
   MML Equity Index Fund - 5/1/97                    VIP II Contrafund Portfolio - 1/3/95
   MML Small Cap Value Equity Fund - 6/1/98          T. Rowe Price Mid-Cap Growth Portfolio - 12/31/96
                                                     American Century VP Income & Growth - 10/30/97


34 Appendix C

                                    TABLE 2

                            ONE YEAR TOTAL RETURNS

--------------------------------------------------------------------------------
                          MML                    MML                  MML Small
Year         MML        Managed                 Money    MML Equity   Cap Value
Ended      Equity        Bond     MML Blend     Market      Index      Equity
--------------------------------------------------------------------------------
1998        16.20%       8.14%      13.56%       5.16%       28.22%    (23.88%)*
1997        28.59%       9.91%      20.89%       5.18%       21.93%*     ---
1996        20.25%       3.25%      13.95%       5.01%       ---         ---
1995        31.13%      19.14%      23.28%       5.58%       ---         ---
1994         4.10%      (3.76%)      2.48%       3.84%       ---         ---
1993         9.52%      11.81%       9.70%       2.75%       ---         ---
1992        10.48%       7.31%       9.36%       3.48%       ---         ---
1991        25.56%      16.66%      24.00%       6.01%       ---         ---
1990        (0.51%)      8.38%       2.37%       8.12%       ---         ---
1989        23.04%      12.83%      19.96%       9.16%       ---         ---
1988        16.68%       7.13%      13.40%       7.39%       ---         ---
1987         2.10%       2.60%       3.12%       6.49%       ---         ---
1986        20.15%      14.46%      18.30%       6.60%       ---         ---
1985        30.54%      19.94%      24.88%       8.03%       ---         ---
1984         5.40%      11.69%       8.24%*     10.39%       ---         ---
1983        22.85%       7.26%       ---         8.97%       ---         ---
1982        25.67%      22.79%*      ---        11.12%*      ---         ---
1981         6.67%      ---          ---        ---          ---         ---
1980        27.62%      ---          ---        ---          ---         ---
1979        19.54%      ---          ---        ---          ---         ---
1978         3.71%      ---          ---        ---          ---         ---
1977        (0.52%)     ---          ---        ---          ---         ---
1976        24.77%      ---          ---        ---          ---         ---
1975        32.85%      ---          ---        ---          ---         ---
1974       (17.61%)**   ---          ---        ---          ---         ---
--------------------------------------------------------------------------------

The figures in this Table do not reflect any charges at the Separate Account or Policy level.

*Since inception.

**Performance for the MML Equity Fund prior to 1974 is not available


Dates of inception:
MML Equity Fund - 9/15/71                            Oppenheimer Capital Appreciation Fund/VA - 4/3/85
MML Managed Bond Fund - 12/16/81                     Oppenheimer Aggressive Growth Fund/VA - 8/15/86
MML Money Market Fund - 12/16/81                     Oppenheimer Global Securities Fund/VA - 11/12/90
MML Blend Fund - 2/3/84                              Oppenheimer Strategic Bond Fund/VA - 5/3/93
MML Equity Index Fund - 5/1/97                       VIP II Contrafund Portfolio - 1/3/95
MML Small Cap Value Equity Fund - 6/1/98             T. Rowe Price Mid-Cap Growth Portfolio - 12/31/96
                                                     American Century VP Income & Growth - 10/30/97


                                                                  Appendix C  35

                            ONE YEAR TOTAL RETURNS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                American
              Oppenheimer     Oppenheimer       Oppenheimer    Oppenheimer                    T. Rowe Price      Century
Year            Capital        Aggressive         Global       Strategic          VIP II         Mid Cap       VP Income &
Ended        Appreciation+        Growth++      Securities       Bond           Contrafund        Growth          Growth
--------------------------------------------------------------------------------------------------------------------------
1998              24.00%          12.36%          14.11%          2.90%          29.98%          22.08%          26.87%
1997              26.69%          11.67%          22.42%          8.71%          24.14%          18.80%*          7.8%*
1996              25.20%          20.23%          17.80%         12.07%          21.22%            --              --
1995              36.66%          32.52%           2.24%         15.33%          39.72%*           --              --
1994               0.97%          (7.59%)         (5.72%)        (3.78%)          ---              --              --
1993               7.25%          27.32%          70.32%          4.25%*          ---              --              --
1992              14.53%          15.42%          (7.11%)         ---             ---              --              --
1991              25.54%          54.72%           3.39%          ---             ---              --              --
1990              (8.21%)        (16.82%)          0.40%*         ---             ---              --             ---
1989              23.59%          27.57%           ---            ---             ---              --             ---
1988              22.09%          13.41%           ---            ---             ---              --             ---
1987               3.31%          14.34%           ---            ---             ---              --             ---
1986              17.76%          (1.65%)*         ---            ---             ---              --             ---
1985               9.50%*          ---             ---            ---             ---              --             ---
1984               ---             ---             ---            ---             ---              --             ---
1983               ---             ---             ---            ---             ---              --             ---
1982               ---             ---             ---            ---             ---              --             ---
1981               ---             ---             ---            ---             ---              --             ---
1980               ---             ---             ---            ---             ---              --             ---
1979               ---             ---             ---            ---             ---              --             ---
1978               ---             ---             ---            ---             ---              --             ---
1977               ---             ---             ---            ---             ---              --             ---
1976               ---             ---             ---            ---             ---              --             ---
1975               ---             ---             ---            ---             ---              --             ---
1974               ---             ---             ---            ---             ---              --             ---
--------------------------------------------------------------------------------------------------------------------------

The figures in this Table do not reflect any charges at the Separate Account or Policy level.

+The Oppenheimer Growth Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

++The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

*Since inception.


Dates of inception:
MML Equity Fund - 9/15/71                            Oppenheimer Capital Appreciation Fund/VA - 4/3/85
MML Managed Bond Fund - 12/16/81                     Oppenheimer Aggressive Growth Fund/VA - 8/15/86
MML Money Market Fund - 12/16/81                     Oppenheimer Global Securities Fund/VA - 11/12/90
MML Blend Fund - 2/3/84                              Oppenheimer Strategic Bond Fund/VA - 5/3/93
MML Equity Index Fund - 5/1/97                       VIP II Contrafund Portfolio - 1/3/95
MML Small Cap Value Equity Fund - 6/1/98             T. Rowe Price Mid-Cap Growth Portfolio - 12/31/96
                                                     American Century VP Income & Growth - 10/30/97


36  Appendix C

Appendix D

Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the Death Benefit and Net Surrender Value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $5,000 for a combination of a Select Preferred Male age 35 and a Select Preferred Female age 35. Select Preferred is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of Death Benefits and Net Surrender Values for the Policy with those of other variable life policies.

The Death Benefits and Net Surrender Values for a Policy would be different from the amounts shown if:

 .    the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years

 .    any Policy loan were made during the period of time illustrated

 .    the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The Death Benefits and Net Surrender Values shown in Tables 1, 2, 3, 7, 8, and 9 reflect the following current charges:

 .    Administrative Charges of $12 per month per Policy in Policy Years 1-10, and $6 per month in Policy Years 11 and beyond.

 .    Face Amount Charges of $0.13 per month per $1,000 of Face Amount in
     Coverage Years 1-10.

 .    Insurance Charges based on the current rates we are charging for Select
     Preferred, fully underwritten risks.

 .    Mortality and Expense Risk Charges of 0.25% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

 .    Fund level expenses of 0.59% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The Death Benefits and Net Surrender Values shown in Tables 4, 5, 6, 10, 11, and 12 reflect the following guaranteed maximum charges as well as the current fund level expenses.

 .    Administrative Charges equal to $12 per month per Policy in all years.

 .    Face Amount Charge of $0.13 per month per $1,000 of Face Amount in Coverage
     Years 1-10.

 .    Insurance Charges based on the Commissioners 1980 Standard Ordinary
     Nonsmoker Mortality Table.

 .    Mortality and Expense Risk Charges equal to 0.90% on an annual basis of the daily net asset value of the Separate Account in all years.

Net Surrender Values shown in the Tables reflect the deduction of Surrender Charges in the first 10 Policy Years. The Surrender Charge in the first year is the Target Premium or $60 per $1,000 of Face Amount if less. In each of Years two through 10, the Surrender Charge is equal to the Surrender Charge in the prior year reduced by 10% of the Surrender Charge in the first year.

Taking the current Mortality and Expense Risk Charge and the fund level expenses into account, the gross rates of 0%, 6%, and 12% are (0.86%), 5.09%, and 11.04%, respectively, on a net basis.


                                                                  Appendix D  37

TABLE 1

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select Preferred                                     $5,000 Annual Premium
Death Benefit Option 1                                                                  $1 million Initial Face Amount
Current Schedule of Charges                                                             Guideline Premium Test

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $5,250       $1,000,000     $1,000,000      $1,000,000               $0             $0              $0
    2         $10,763       $1,000,000     $1,000,000      $1,000,000           $1,102         $1,676          $2,277
    3         $16,551       $1,000,000     $1,000,000      $1,000,000           $4,124         $5,242          $6,457
    4         $22,628       $1,000,000     $1,000,000      $1,000,000           $7,122         $8,963         $11,046
    5         $29,010       $1,000,000     $1,000,000      $1,000,000          $10,096        $12,848         $16,089
    6         $35,710       $1,000,000     $1,000,000      $1,000,000          $13,046        $16,905         $21,637
    7         $42,746       $1,000,000     $1,000,000      $1,000,000          $15,974        $21,145         $27,745
    8         $50,133       $1,000,000     $1,000,000      $1,000,000          $18,878        $25,574         $34,474
    9         $57,889       $1,000,000     $1,000,000      $1,000,000          $21,761        $30,207         $41,897
    10        $66,034       $1,000,000     $1,000,000      $1,000,000          $24,623        $35,052         $50,089
    15       $113,287       $1,000,000     $1,000,000      $1,000,000          $47,172        $73,175        $118,258
    20       $173,596       $1,000,000     $1,000,000      $1,000,000          $68,164       $121,279        $232,392
    25       $250,567       $1,000,000     $1,000,000      $1,000,000          $87,838       $182,503        $424,723
    30       $348,804       $1,000,000     $1,000,000      $1,000,000         $105,494       $259,875        $748,976
    35       $474,182       $1,000,000     $1,000,000      $1,503,372         $118,700       $355,966      $1,296,011
    40       $634,199       $1,000,000     $1,000,000      $2,372,748         $123,302       $473,822      $2,217,521
    45       $838,426       $1,000,000     $1,000,000      $3,958,306         $107,753       $615,740      $3,769,815
    50     $1,099,077       $1,000,000     $1,000,000      $6,688,119          $43,789       $787,259      $6,369,637
-------------------------- -----------------------------------------------  ----------------------------------------------

                            Account Value Assuming Hypothetical
                            Gross Annual Investment Return of:
       --------------------------------------------------------------
           End of
         Policy Year         0%             6%             12%
       --------------------------------------------------------------
              1            $2,615          $2,820         $3,025
              2            $5,206          $5,780         $6,381
              3            $7,772          $8,890        $10,105
              4           $10,314         $12,155        $14,238
              5           $12,832         $15,584        $18,825
              6           $15,326         $19,185        $23,917
              7           $17,798         $22,969        $29,569
              8           $20,246         $26,942        $35,842
              9           $22,673         $31,119        $42,809
             10           $25,079         $35,508        $50,545
             15           $47,172         $73,175       $118,258
       --------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


38  Appendix D

TABLE 2

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select Preferred                                     $5,000 Annual Premium
Death Benefit Option 2                                                                  $1 million Initial Face Amount
Current Schedule of Charges                                                             Guideline Premium Test

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $5,250       $1,002,615     $1,002,820      $1,003,025               $0             $0              $0
    2         $10,763       $1,005,206     $1,005,780      $1,006,381           $1,102         $1,676          $2,277
    3         $16,551       $1,007,772     $1,008,890      $1,010,105           $4,124         $5,242          $6,457
    4         $22,628       $1,010,314     $1,012,155      $1,014,238           $7,122         $8,963         $11,046
    5         $29,010       $1,012,832     $1,015,583      $1,018,825          $10,096        $12,847         $16,089
    6         $35,710       $1,015,326     $1,019,184      $1,023,916          $13,046        $16,904         $21,636
    7         $42,746       $1,017,797     $1,022,967      $1,029,567          $15,973        $21,143         $27,743
    8         $50,133       $1,020,244     $1,026,941      $1,035,840          $18,876        $25,573         $34,472
    9         $57,889       $1,022,671     $1,031,116      $1,042,806          $21,759        $30,204         $41,894
    10        $66,034       $1,025,077     $1,035,505      $1,050,540          $24,621        $35,049         $50,084
    15       $113,287       $1,047,165     $1,073,162      $1,118,235          $47,165        $73,162        $118,235
    20       $173,596       $1,068,137     $1,121,224      $1,232,279          $68,137       $121,224        $232,279
    25       $250,567       $1,087,746     $1,182,291      $1,424,191          $87,746       $182,291        $424,191
    30       $348,804       $1,105,189     $1,259,051      $1,746,457         $105,189       $259,051        $746,457
    35       $474,182       $1,117,667     $1,352,635      $2,285,046         $117,667       $352,635      $1,285,046
    40       $634,199       $1,120,359     $1,462,058      $3,182,354         $120,359       $462,058      $2,182,354
    45       $838,426       $1,100,363     $1,576,661      $4,668,238         $100,363       $576,661      $3,668,238
    50     $1,099,077       $1,029,484     $1,664,568      $7,110,319          $29,484       $664,568      $6,110,319
-------------------------- -----------------------------------------------  ----------------------------------------------

                            Account Value Assuming Hypothetical
                            Gross Annual Investment Return of:
       --------------------------------------------------------------
           End of
         Policy Year         0%             6%             12%
       --------------------------------------------------------------
              1            $2,615          $2,820         $3,025
              2            $5,206          $5,780         $6,381
              3            $7,772          $8,890        $10,105
              4           $10,314         $12,155        $14,238
              5           $12,832         $15,583        $18,825
              6           $15,326         $19,184        $23,916
              7           $17,797         $22,967        $29,567
              8           $20,244         $26,941        $35,840
              9           $22,671         $31,116        $42,806
             10           $25,077         $35,505        $50,540
             15           $47,165         $73,162       $118,235
       --------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                 Appendix D   39

TABLE 3

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select Preferred                                     $5,000 Annual Premium
Death Benefit Option 3                                                                  $1 million Initial Face Amount
Current Schedule of Charges                                                             Guideline Premium Test

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $5,250       $1,005,000     $1,005,000      $1,005,000               $0             $0              $0
    2         $10,763       $1,010,000     $1,010,000      $1,010,000           $1,102         $1,676          $2,277
    3         $16,551       $1,015,000     $1,015,000      $1,015,000           $4,124         $5,242          $6,457
    4         $22,628       $1,020,000     $1,020,000      $1,020,000           $7,122         $8,963         $11,046
    5         $29,010       $1,025,000     $1,025,000      $1,025,000          $10,096        $12,847         $16,089
    6         $35,710       $1,030,000     $1,030,000      $1,030,000          $13,045        $16,904         $21,636
    7         $42,746       $1,035,000     $1,035,000      $1,035,000          $15,972        $21,143         $27,743
    8         $50,133       $1,040,000     $1,040,000      $1,040,000          $18,876        $25,572         $34,472
    9         $57,889       $1,045,000     $1,045,000      $1,045,000          $21,758        $30,203         $41,894
    10        $66,034       $1,050,000     $1,050,000      $1,050,000          $24,620        $35,048         $50,084
    15       $113,287       $1,075,000     $1,075,000      $1,075,000          $47,159        $73,159        $118,238
    20       $173,596       $1,100,000     $1,100,000      $1,100,000          $68,122       $121,224        $232,320
    25       $250,567       $1,125,000     $1,125,000      $1,125,000          $87,703       $182,327        $424,481
    30       $348,804       $1,150,000     $1,150,000      $1,150,000         $105,059       $259,303        $748,174
    35       $474,182       $1,175,000     $1,175,000      $1,501,323         $117,212       $354,015      $1,294,244
    40       $634,199       $1,200,000     $1,200,000      $2,369,562         $118,830       $467,845      $2,214,544
    45       $838,426       $1,225,000     $1,225,000      $3,953,038          $94,853       $598,172      $3,764,798
    50     $1,099,077       $1,250,000     $1,250,000      $6,679,265           $7,516       $736,644      $6,361,204
-------------------------- -----------------------------------------------  ----------------------------------------------

                            Account Value Assuming Hypothetical
                            Gross Annual Investment Return of:
       --------------------------------------------------------------
           End of
         Policy Year         0%             6%             12%
       --------------------------------------------------------------
              1            $2,615          $2,820         $3,025
              2            $5,206          $5,780         $6,381
              3            $7,772          $8,890        $10,105
              4           $10,314         $12,155        $14,238
              5           $12,832         $15,583        $18,825
              6           $15,325         $19,184        $23,916
              7           $17,796         $22,967        $29,567
              8           $20,244         $26,940        $35,840
              9           $22,670         $31,115        $42,806
             10           $25,076         $35,504        $50,540
             15           $47,159         $73,159       $118,238
       --------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


40   Appendix D

TABLE 4

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select Preferred                                     $5,000 Annual Premium
Death Benefit Option 1                                                                  $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges and                                Guideline Premium Test
Current Fund Level Charges
                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $5,250       $1,000,000     $1,000,000      $1,000,000               $0             $0              $0
    2         $10,763       $1,000,000     $1,000,000      $1,000,000           $1,037         $1,605          $2,198
    3         $16,551       $1,000,000     $1,000,000      $1,000,000           $3,997         $5,096          $6,291
    4         $22,628       $1,000,000     $1,000,000      $1,000,000           $6,913         $8,714         $10,753
    5         $29,010       $1,000,000     $1,000,000      $1,000,000           $9,782        $12,462         $15,618
    6         $35,710       $1,000,000     $1,000,000      $1,000,000          $12,605        $16,345         $20,927
    7         $42,746       $1,000,000     $1,000,000      $1,000,000          $15,378        $20,364         $26,723
    8         $50,133       $1,000,000     $1,000,000      $1,000,000          $18,101        $24,525         $33,054
    9         $57,889       $1,000,000     $1,000,000      $1,000,000          $20,771        $28,830         $39,973
    10        $66,034       $1,000,000     $1,000,000      $1,000,000          $23,387        $33,284         $47,536
    15       $113,287       $1,000,000     $1,000,000      $1,000,000          $41,212        $64,757        $105,765
    20       $173,596       $1,000,000     $1,000,000      $1,000,000          $55,879       $101,697        $198,612
    25       $250,567       $1,000,000     $1,000,000      $1,000,000          $66,171       $144,101        $347,393
    30       $348,804       $1,000,000     $1,000,000      $1,000,000          $68,337       $189,519        $586,604
    35       $474,182       $1,000,000     $1,000,000      $1,133,210          $52,169       $229,293        $976,905
    40       $634,199       $1,000,000     $1,000,000      $1,725,499               $0       $243,077      $1,612,616
    45       $838,426       $1,000,000     $1,000,000      $2,774,042               $0       $171,224      $2,641,945
    50     $1,099,077       $1,000,000     $1,000,000      $4,484,995               $0             $0      $4,271,424
-------------------------- -----------------------------------------------  ----------------------------------------------

                            Account Value Assuming Hypothetical
                            Gross Annual Investment Return of:
       --------------------------------------------------------------
           End of
         Policy Year         0%             6%             12%
       --------------------------------------------------------------
              1            $2,592          $2,795         $2,999
              2            $5,141          $5,709         $6,302
              3            $7,645          $8,744         $9,939
              4           $10,105         $11,906        $13,945
              5           $12,518         $15,198        $18,354
              6           $14,885         $18,625        $23,207
              7           $17,202         $22,188        $28,547
              8           $19,469         $25,893        $34,422
              9           $21,683         $29,742        $40,885
             10           $23,843         $33,740        $47,992
             15           $41,212         $64,757       $105,765
       --------------------------------------------------------------

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  41

TABLE 5

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select Preferred                                     $5,000 Annual Premium
Death Benefit Option 2                                                                  $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges and                                Guideline Premium Test
Current Fund Level Charges

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $5,250       $1,002,592     $1,002,795      $1,002,999               $0             $0              $0
    2         $10,763       $1,005,141     $1,005,709      $1,006,302           $1,037         $1,605          $2,198
    3         $16,551       $1,007,645     $1,008,744      $1,009,939           $3,997         $5,096          $6,291
    4         $22,628       $1,010,104     $1,011,905      $1,013,944           $6,912         $8,713         $10,752
    5         $29,010       $1,012,517     $1,015,197      $1,018,352           $9,781        $12,461         $15,616
    6         $35,710       $1,014,883     $1,018,623      $1,023,205          $12,603        $16,343         $20,925
    7         $42,746       $1,017,200     $1,022,185      $1,028,543          $15,376        $20,361         $26,719
    8         $50,133       $1,019,465     $1,025,887      $1,034,415          $18,097        $24,519         $33,047
    9         $57,889       $1,021,678     $1,029,734      $1,040,873          $20,766        $28,822         $39,961
    10        $66,034       $1,023,834     $1,033,727      $1,047,973          $23,378        $33,271         $47,517
    15       $113,287       $1,041,166     $1,064,679      $1,105,629          $41,166        $64,679        $105,629
    20       $173,596       $1,055,702     $1,101,345      $1,197,879          $55,702       $101,345        $197,879
    25       $250,567       $1,065,611     $1,142,778      $1,344,021          $65,611       $142,778        $344,021
    30       $348,804       $1,066,817     $1,185,122      $1,572,584          $66,817       $185,122        $572,584
    35       $474,182       $1,048,631     $1,215,666      $1,921,144          $48,631       $215,666        $921,144
    40       $634,199       $1,000,000     $1,205,135      $2,435,939               $0       $205,135      $1,435,939
    45       $838,426       $1,000,000     $1,081,007      $3,151,296               $0        $81,007      $2,151,296
    50     $1,099,077       $1,000,000     $1,000,000      $4,081,957               $0             $0      $3,081,957
-------------------------- -----------------------------------------------  ----------------------------------------------

                            Account Value Assuming Hypothetical
                            Gross Annual Investment Return of:
       --------------------------------------------------------------
           End of
         Policy Year         0%             6%             12%
       --------------------------------------------------------------

              1            $2,592          $2,795         $2,999
              2            $5,141          $5,709         $6,302
              3            $7,645          $8,744         $9,939
              4           $10,104         $11,905        $13,944
              5           $12,517         $15,197        $18,352
              6           $14,883         $18,623        $23,205
              7           $17,200         $22,185        $28,543
              8           $19,465         $25,887        $34,415
              9           $21,678         $29,734        $40,873
             10           $23,834         $33,727        $47,973
             15           $41,166         $64,679       $105,629
       --------------------------------------------------------------

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


42  Appendix D

TABLE 6

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select Preferred                                     $5,000 Annual Premium
Death Benefit Option 3                                                                  $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges and                                Guideline Premium Test
Current Fund Level Charges

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $5,250       $1,005,000     $1,005,000      $1,005,000               $0             $0              $0
    2         $10,763       $1,010,000     $1,010,000      $1,010,000           $1,037         $1,605          $2,198
    3         $16,551       $1,015,000     $1,015,000      $1,015,000           $3,997         $5,096          $6,291
    4         $22,628       $1,020,000     $1,020,000      $1,020,000           $6,912         $8,713         $10,752
    5         $29,010       $1,025,000     $1,025,000      $1,025,000           $9,781        $12,460         $15,616
    6         $35,710       $1,030,000     $1,030,000      $1,030,000          $12,602        $16,342         $20,924
    7         $42,746       $1,035,000     $1,035,000      $1,035,000          $15,374        $20,359         $26,718
    8         $50,133       $1,040,000     $1,040,000      $1,040,000          $18,094        $24,516         $33,045
    9         $57,889       $1,045,000     $1,045,000      $1,045,000          $20,760        $28,817         $39,958
    10        $66,034       $1,050,000     $1,050,000      $1,050,000          $23,370        $33,264         $47,514
    15       $113,287       $1,075,000     $1,075,000      $1,075,000          $41,126        $64,654        $105,640
    20       $173,596       $1,100,000     $1,100,000      $1,100,000          $55,562       $101,300        $198,104
    25       $250,567       $1,125,000     $1,125,000      $1,125,000          $65,155       $142,789        $345,629
    30       $348,804       $1,150,000     $1,150,000      $1,150,000          $65,361       $185,575        $581,082
    35       $474,182       $1,175,000     $1,175,000      $1,175,000          $43,641       $217,779        $961,013
    40       $634,199       $1,000,000     $1,200,000      $1,697,450               $0       $210,388      $1,586,402
    45       $838,426       $1,000,000     $1,225,000      $2,729,433               $0        $75,899      $2,599,460
    50     $1,099,077       $1,000,000     $1,000,000      $4,413,348               $0             $0      $4,203,189
-------------------------- -----------------------------------------------  ----------------------------------------------

                            Account Value Assuming Hypothetical
                            Gross Annual Investment Return of:
       --------------------------------------------------------------
           End of
         Policy Year         0%             6%             12%
       --------------------------------------------------------------
              1            $2,592          $2,795         $2,999
              2            $5,141          $5,709         $6,302
              3            $7,645          $8,744         $9,939
              4           $10,104         $11,905        $13,944
              5           $12,517         $15,196        $18,352
              6           $14,882         $18,622        $23,204
              7           $17,198         $22,183        $28,542
              8           $19,462         $25,884        $34,413
              9           $21,672         $29,729        $40,870
             10           $23,826         $33,720        $47,970
             15           $41,126         $64,654       $105,640
       --------------------------------------------------------------

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  43

TABLE 7

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select Preferred                                     $5,000 Annual Premium
Death Benefit Option 1                                                                  $1 million Initial Face Amount
Current Schedule of Charges                                                             Cash Value Test

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $5,250       $1,000,000     $1,000,000      $1,000,000               $0             $0              $0
    2         $10,763       $1,000,000     $1,000,000      $1,000,000           $1,102         $1,676          $2,277
    3         $16,551       $1,000,000     $1,000,000      $1,000,000           $4,124         $5,242          $6,457
    4         $22,628       $1,000,000     $1,000,000      $1,000,000           $7,122         $8,963         $11,046
    5         $29,010       $1,000,000     $1,000,000      $1,000,000          $10,096        $12,848         $16,089
    6         $35,710       $1,000,000     $1,000,000      $1,000,000          $13,046        $16,905         $21,637
    7         $42,746       $1,000,000     $1,000,000      $1,000,000          $15,974        $21,145         $27,745
    8         $50,133       $1,000,000     $1,000,000      $1,000,000          $18,878        $25,574         $34,474
    9         $57,889       $1,000,000     $1,000,000      $1,000,000          $21,761        $30,207         $41,897
    10        $66,034       $1,000,000     $1,000,000      $1,000,000          $24,623        $35,052         $50,089
    15       $113,287       $1,000,000     $1,000,000      $1,000,000          $47,172        $73,175        $118,258
    20       $173,596       $1,000,000     $1,000,000      $1,000,000          $68,164       $121,279        $232,392
    25       $250,567       $1,000,000     $1,000,000      $1,108,496          $87,838       $182,503        $424,711
    30       $348,804       $1,000,000     $1,000,000      $1,638,070         $105,494       $259,875        $747,977
    35       $474,182       $1,000,000     $1,000,000      $2,382,680         $118,700       $355,966      $1,287,935
    40       $634,199       $1,000,000     $1,000,000      $3,473,015         $123,302       $473,822      $2,184,286
    45       $838,426       $1,000,000     $1,000,000      $5,118,051         $107,753       $615,740      $3,655,751
    50     $1,099,077       $1,000,000     $1,000,000      $7,662,758          $43,789       $787,259      $6,033,667
-------------------------- -----------------------------------------------  ----------------------------------------------

                            Account Value Assuming Hypothetical
                            Gross Annual Investment Return of:
       --------------------------------------------------------------
           End of
         Policy Year         0%             6%             12%
       --------------------------------------------------------------
              1            $2,615          $2,820         $3,025
              2            $5,206          $5,780         $6,381
              3            $7,772          $8,890        $10,105
              4           $10,314         $12,155        $14,238
              5           $12,832         $15,584        $18,825
              6           $15,326         $19,185        $23,917
              7           $17,798         $22,969        $29,569
              8           $20,246         $26,942        $35,842
              9           $22,673         $31,119        $42,809
             10           $25,079         $35,508        $50,545
             15           $47,172         $73,175       $118,258
       --------------------------------------------------------------

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


44  Appendix D

TABLE 8

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select Preferred                                     $5,000 Annual Premium
Death Benefit Option 2                                                                  $1 million Initial Face Amount
Current Schedule of Charges                                                             Cash Value Test

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $5,250       $1,002,615     $1,002,820      $1,003,025               $0             $0              $0
    2         $10,763       $1,005,206     $1,005,780      $1,006,381           $1,102         $1,676          $2,277
    3         $16,551       $1,007,772     $1,008,890      $1,010,105           $4,124         $5,242          $6,457
    4         $22,628       $1,010,314     $1,012,155      $1,014,238           $7,122         $8,963         $11,046
    5         $29,010       $1,012,832     $1,015,583      $1,018,825          $10,096        $12,847         $16,089
    6         $35,710       $1,015,326     $1,019,184      $1,023,916          $13,046        $16,904         $21,636
    7         $42,746       $1,017,797     $1,022,967      $1,029,567          $15,973        $21,143         $27,743
    8         $50,133       $1,020,244     $1,026,941      $1,035,840          $18,876        $25,573         $34,472
    9         $57,889       $1,022,671     $1,031,116      $1,042,806          $21,759        $30,204         $41,894
    10        $66,034       $1,025,077     $1,035,505      $1,050,540          $24,621        $35,049         $50,084
    15       $113,287       $1,047,165     $1,073,162      $1,118,235          $47,165        $73,162        $118,235
    20       $173,596       $1,068,137     $1,121,224      $1,232,279          $68,137       $121,224        $232,279
    25       $250,567       $1,087,746     $1,182,291      $1,424,191          $87,746       $182,291        $424,191
    30       $348,804       $1,105,189     $1,259,051      $1,746,457         $105,189       $259,051        $746,457
    35       $474,182       $1,117,667     $1,352,635      $2,377,182         $117,667       $352,635      $1,284,963
    40       $634,199       $1,120,359     $1,462,058      $3,465,122         $120,359       $462,058      $2,179,322
    45       $838,426       $1,100,363     $1,576,661      $5,106,523         $100,363       $576,661      $3,647,516
    50     $1,099,077       $1,029,484     $1,664,568      $7,645,590          $29,484       $664,568      $6,020,150
-------------------------- -----------------------------------------------  ----------------------------------------------

                            Account Value Assuming Hypothetical
                            Gross Annual Investment Return of:
       --------------------------------------------------------------
           End of
         Policy Year         0%             6%             12%
       --------------------------------------------------------------
              1            $2,615          $2,820         $3,025
              2            $5,206          $5,780         $6,381
              3            $7,772          $8,890        $10,105
              4           $10,314         $12,155        $14,238
              5           $12,832         $15,583        $18,825
              6           $15,326         $19,184        $23,916
              7           $17,797         $22,967        $29,567
              8           $20,244         $26,941        $35,840
              9           $22,671         $31,116        $42,806
             10           $25,077         $35,505        $50,540
             15           $47,165         $73,162       $118,235
       --------------------------------------------------------------

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  45

TABLE 9

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select Preferred                                     $5,000 Annual Premium
Death Benefit Option 3                                                                  $1 million Initial Face Amount
Current Schedule of Charges                                                             Cash Value Test

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $5,250       $1,005,000     $1,005,000      $1,005,000               $0             $0              $0
    2         $10,763       $1,010,000     $1,010,000      $1,010,000           $1,102         $1,676          $2,277
    3         $16,551       $1,015,000     $1,015,000      $1,015,000           $4,124         $5,242          $6,457
    4         $22,628       $1,020,000     $1,020,000      $1,020,000           $7,122         $8,963         $11,046
    5         $29,010       $1,025,000     $1,025,000      $1,025,000          $10,096        $12,847         $16,089
    6         $35,710       $1,030,000     $1,030,000      $1,030,000          $13,045        $16,904         $21,636
    7         $42,746       $1,035,000     $1,035,000      $1,035,000          $15,972        $21,143         $27,743
    8         $50,133       $1,040,000     $1,040,000      $1,040,000          $18,876        $25,572         $34,472
    9         $57,889       $1,045,000     $1,045,000      $1,045,000          $21,758        $30,203         $41,894
    10        $66,034       $1,050,000     $1,050,000      $1,050,000          $24,620        $35,048         $50,084
    15       $113,287       $1,075,000     $1,075,000      $1,075,000          $47,159        $73,159        $118,238
    20       $173,596       $1,100,000     $1,100,000      $1,100,000          $68,122       $121,224        $232,320
    25       $250,567       $1,125,000     $1,125,000      $1,125,000          $87,703       $182,327        $424,481
    30       $348,804       $1,150,000     $1,150,000      $1,637,208         $105,059       $259,303        $747,584
    35       $474,182       $1,175,000     $1,175,000      $2,381,460         $117,212       $354,015      $1,287,276
    40       $634,199       $1,200,000     $1,200,000      $3,471,263         $118,830       $467,845      $2,183,184
    45       $838,426       $1,225,000     $1,225,000      $5,115,492          $94,853       $598,172      $3,653,923
    50     $1,099,077       $1,250,000     $1,250,000      $7,658,947           $7,516       $736,644      $6,030,667
-------------------------- -----------------------------------------------  ----------------------------------------------

                            Account Value Assuming Hypothetical
                            Gross Annual Investment Return of:
       --------------------------------------------------------------
           End of
         Policy Year         0%             6%             12%
       --------------------------------------------------------------
              1            $2,615          $2,820         $3,025
              2            $5,206          $5,780         $6,381
              3            $7,772          $8,890        $10,105
              4           $10,314         $12,155        $14,238
              5           $12,832         $15,583        $18,825
              6           $15,325         $19,184        $23,916
              7           $17,796         $22,967        $29,567
              8           $20,244         $26,940        $35,840
              9           $22,670         $31,115        $42,806
             10           $25,076         $35,504        $50,540
             15           $47,159         $73,159       $118,238
       --------------------------------------------------------------

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


46  Appendix D

TABLE 10

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select Preferred                                     $5,000 Annual Premium
Death Benefit Option 1                                                                  $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges and                                Cash Value Test
Current Fund Level Charges

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $5,250       $1,000,000     $1,000,000      $1,000,000               $0             $0              $0
    2         $10,763       $1,000,000     $1,000,000      $1,000,000           $1,037         $1,605          $2,198
    3         $16,551       $1,000,000     $1,000,000      $1,000,000           $3,997         $5,096          $6,291
    4         $22,628       $1,000,000     $1,000,000      $1,000,000           $6,913         $8,714         $10,753
    5         $29,010       $1,000,000     $1,000,000      $1,000,000           $9,782        $12,462         $15,618
    6         $35,710       $1,000,000     $1,000,000      $1,000,000          $12,605        $16,345         $20,927
    7         $42,746       $1,000,000     $1,000,000      $1,000,000          $15,378        $20,364         $26,723
    8         $50,133       $1,000,000     $1,000,000      $1,000,000          $18,101        $24,525         $33,054
    9         $57,889       $1,000,000     $1,000,000      $1,000,000          $20,771        $28,830         $39,973
    10        $66,034       $1,000,000     $1,000,000      $1,000,000          $23,387        $33,284         $47,536
    15       $113,287       $1,000,000     $1,000,000      $1,000,000          $41,212        $64,757        $105,765
    20       $173,596       $1,000,000     $1,000,000      $1,000,000          $55,879       $101,697        $198,612
    25       $250,567       $1,000,000     $1,000,000      $1,000,000          $66,171       $144,101        $347,393
    30       $348,804       $1,000,000     $1,000,000      $1,280,903          $68,337       $189,519        $584,887
    35       $474,182       $1,000,000     $1,000,000      $1,763,008          $52,169       $229,293        $952,977
    40       $634,199       $1,000,000     $1,000,000      $2,394,441               $0       $243,077      $1,505,937
    45       $838,426       $1,000,000     $1,000,000      $3,214,166               $0       $171,224      $2,295,833
    50     $1,099,077       $1,000,000     $1,000,000      $4,288,680               $0             $0      $3,376,913
-------------------------- -----------------------------------------------  ----------------------------------------------

                            Account Value Assuming Hypothetical
                            Gross Annual Investment Return of:
       --------------------------------------------------------------
           End of
         Policy Year         0%             6%             12%
       --------------------------------------------------------------
              1            $2,592          $2,795         $2,999
              2            $5,141          $5,709         $6,302
              3            $7,645          $8,744         $9,939
              4           $10,105         $11,906        $13,945
              5           $12,518         $15,198        $18,354
              6           $14,885         $18,625        $23,207
              7           $17,202         $22,188        $28,547
              8           $19,469         $25,893        $34,422
              9           $21,683         $29,742        $40,885
             10           $23,843         $33,740        $47,992
             15           $41,212         $64,757       $105,765
       --------------------------------------------------------------

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  47

TABLE 11

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select Preferred                                     $5,000 Annual Premium
Death Benefit Option 2                                                                  $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges and                                Cash Value Test
Current Fund Level Charges
                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $5,250       $1,002,592     $1,002,795      $1,002,999               $0             $0              $0
    2         $10,763       $1,005,141     $1,005,709      $1,006,302           $1,037         $1,605          $2,198
    3         $16,551       $1,007,645     $1,008,744      $1,009,939           $3,997         $5,096          $6,291
    4         $22,628       $1,010,104     $1,011,905      $1,013,944           $6,912         $8,713         $10,752
    5         $29,010       $1,012,517     $1,015,197      $1,018,352           $9,781        $12,461         $15,616
    6         $35,710       $1,014,883     $1,018,623      $1,023,205          $12,603        $16,343         $20,925
    7         $42,746       $1,017,200     $1,022,185      $1,028,543          $15,376        $20,361         $26,719
    8         $50,133       $1,019,465     $1,025,887      $1,034,415          $18,097        $24,519         $33,047
    9         $57,889       $1,021,678     $1,029,734      $1,040,873          $20,766        $28,822         $39,961
    10        $66,034       $1,023,834     $1,033,727      $1,047,973          $23,378        $33,271         $47,517
    15       $113,287       $1,041,166     $1,064,679      $1,105,629          $41,166        $64,679        $105,629
    20       $173,596       $1,055,702     $1,101,345      $1,197,879          $55,702       $101,345        $197,879
    25       $250,567       $1,065,611     $1,142,778      $1,344,021          $65,611       $142,778        $344,021
    30       $348,804       $1,066,817     $1,185,122      $1,572,584          $66,817       $185,122        $572,584
    35       $474,182       $1,048,631     $1,215,666      $1,921,144          $48,631       $215,666        $921,144
    40       $634,199       $1,000,000     $1,205,135      $2,435,939               $0       $205,135      $1,435,939
    45       $838,426       $1,000,000     $1,081,007      $3,151,296               $0        $81,007      $2,151,296
    50     $1,099,077       $1,000,000     $1,000,000      $4,081,957               $0             $0      $3,081,957
-------------------------- -----------------------------------------------  ----------------------------------------------

                            Account Value Assuming Hypothetical
                            Gross Annual Investment Return of:
       --------------------------------------------------------------
           End of
         Policy Year         0%             6%             12%
       --------------------------------------------------------------
              1            $2,592          $2,795         $2,999
              2            $5,141          $5,709         $6,302
              3            $7,645          $8,744         $9,939
              4           $10,104         $11,905        $13,944
              5           $12,517         $15,197        $18,352
              6           $14,883         $18,623        $23,205
              7           $17,200         $22,185        $28,543
              8           $19,465         $25,887        $34,415
              9           $21,678         $29,734        $40,873
             10           $23,834         $33,727        $47,973
             15           $41,166         $64,679       $105,629
       --------------------------------------------------------------

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


48  Appendix D

TABLE 12

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Select Preferred                                     $5,000 Annual Premium
Death Benefit Option 3                                                                  $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges and                                Cash Value Test
Current Fund Level Charges
                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $5,250       $1,005,000     $1,005,000      $1,005,000               $0             $0              $0
    2         $10,763       $1,010,000     $1,010,000      $1,010,000           $1,037         $1,605          $2,198
    3         $16,551       $1,015,000     $1,015,000      $1,015,000           $3,997         $5,096          $6,291
    4         $22,628       $1,020,000     $1,020,000      $1,020,000           $6,912         $8,713         $10,752
    5         $29,010       $1,025,000     $1,025,000      $1,025,000           $9,781        $12,460         $15,616
    6         $35,710       $1,030,000     $1,030,000      $1,030,000          $12,602        $16,342         $20,924
    7         $42,746       $1,035,000     $1,035,000      $1,035,000          $15,374        $20,359         $26,718
    8         $50,133       $1,040,000     $1,040,000      $1,040,000          $18,094        $24,516         $33,045
    9         $57,889       $1,045,000     $1,045,000      $1,045,000          $20,760        $28,817         $39,958
    10        $66,034       $1,050,000     $1,050,000      $1,050,000          $23,370        $33,264         $47,514
    15       $113,287       $1,075,000     $1,075,000      $1,075,000          $41,126        $64,654        $105,640
    20       $173,596       $1,100,000     $1,100,000      $1,100,000          $55,562       $101,300        $198,104
    25       $250,567       $1,125,000     $1,125,000      $1,125,000          $65,155       $142,789        $345,629
    30       $348,804       $1,150,000     $1,150,000      $1,271,973          $65,361       $185,575        $580,809
    35       $474,182       $1,175,000     $1,175,000      $1,751,077          $43,641       $217,779        $946,528
    40       $634,199       $1,000,000     $1,200,000      $2,378,533               $0       $210,388      $1,495,932
    45       $838,426       $1,000,000     $1,225,000      $3,193,063               $0        $75,899      $2,280,760
    50     $1,099,077       $1,000,000     $1,000,000      $4,260,744               $0             $0      $3,354,916
-------------------------- -----------------------------------------------  ----------------------------------------------

                            Account Value Assuming Hypothetical
                            Gross Annual Investment Return of:
       --------------------------------------------------------------
           End of
         Policy Year         0%             6%             12%
       --------------------------------------------------------------
              1            $2,592          $2,795         $2,999
              2            $5,141          $5,709         $6,302
              3            $7,645          $8,744         $9,939
              4           $10,104         $11,905        $13,944
              5           $12,517         $15,196        $18,352
              6           $14,882         $18,622        $23,204
              7           $17,198         $22,183        $28,542
              8           $19,462         $25,884        $34,413
              9           $21,672         $29,729        $40,870
             10           $23,826         $33,720        $47,970
             15           $41,126         $64,654       $105,640
       --------------------------------------------------------------

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  49

Appendix E

Directors of C.M. Life Insurance Company

Name, Position, Business Address               Principal Occupation(s) During Past Five Years
--------------------------------               ----------------------------------------------
Lawrence V. Burkett, Jr., Director,            C.M. Life
President and Chief Executive Officer             Director, President and Chief Executive Officer (since 1996)
1295 State Street                              MassMutual
Springfield, MA  01111                            Executive Vice President and General Counsel (since 1993)
                                                  Senior Vice President and Deputy General Counsel (1992-1993)

John B. Davies, Director                       C.M. Life
1295 State Street                                 Director (since 1996)
Springfield, MA  01111                         MassMutual
                                                  Executive Vice President (since 1994)
                                                  Associate Executive Vice President (1994-1994)
                                                  General Agent (1982-1993)

Isadore Jermyn, Director and Senior Vice       C.M. Life
President and Actuary                             Director (since 1998); Senior Vice President and Actuary (since 1996)
1295 State Street                              MassMutual
Springfield, MA  01111                            Senior Vice President and Actuary (since 1999 and 1995-1998)
                                                  Senior Vice President and Chief Actuary (1998-1999)
                                                  Vice President and Actuary (1980-1995)

James E. Miller, Director and Senior Vice      C.M. Life
President-Life Operations                         Director and Senior Vice President-Life Operations (since 1998)
140 Garden Street                              MassMutual
Hartford, CT  06154                               Executive Vice President (since 1997 and 1987-1996)
                                               UniCare Life & Health
                                                  Senior Vice President (1996-1997)

Robert J. O'Connell, Director                  C.M. Life
1295 State Street                                 Director (since 1999)
Springfield, MA  01111                         MassMutual
                                                  President and Chief Executive Officer (since 1999)
                                               American International Group, Inc.
                                                  Senior Vice President (1991-1998)
                                               AIG Life Companies
                                                  President and Chief Executive Officer (1991-1998)

Stuart H. Reese, Director and Senior Vice      C.M. Life
President-Investments                             Director and Senior Vice President-Investments (since 1996)
1295 State Street                              MassMutual
Springfield, MA  01111                            Chief Executive Director-Investment Management (since 1997)
                                                  Senior Vice President (1993-1997)
                                               Aetna Life and Casualty and Affiliates
                                                  Investment Manager (1979-1993)

50  Appendix E


Principal Officers (other than those who are also Directors):
-------------------------------------------------------------
Anne Melissa Dowling, Senior Vice              C.M. Life
President-Large Corporate Marketing               Senior Vice President-Large Corporate Marketing (since 1996)
140 Garden Street                              MassMutual
Hartford, CT  06154                               Senior Vice President (since 1996)
                                               Connecticut Mutual Life Insurance Company
                                                  Chief Investment Officer (1994-1996)
                                               Travelers Insurance Co.
                                                  Senior Vice President-International (1987-1993)

Edward M. Kline, Treasurer                     C.M. Life
1295 State Street                                 Treasurer (since 1997)
Springfield, MA  01111                         MassMutual
                                                  Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Secretary                       C.M. Life
1295 State Street                                 Secretary (since 1988)
Springfield, MA  01111                         MassMutual
                                                  Vice President, Secretary and Deputy General Counsel (since 1999)
                                                  Vice President, Secretary and Associate General Counsel (1998-1999)
                                                  Vice President, Associate Secretary and Associate General Counsel
                                                  (1996-1998)
                                               Connecticut Mutual Life Insurance Company
                                                  Corporate Secretary and Counsel (1988-1996)

                                                                    Appendix  51

Report Of Independent Accountants

To the Board of Directors and Policyowners of C.M. Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of the Survivorship Variable Universal Life segment of C.M. Life Variable Life Separate Account I (hereafter referred to as "the Account") at December 31, 1998, the results of each of their operations and the changes in each of their net assets for the period from June 29, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the investment companies, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP


Springfield, Massachusetts
February 25, 1999

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal
Life

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

                                                                                                                 MML
                                                               MML         MML                      MML       Small Cap
                                                  MML         Money      Managed        MML        Equity       Value
                                                 Equity      Market        Bond        Blend       Index       Equity
                                                Division    Division     Division    Division     Division    Division
                                               ----------- ------------ ----------- ------------ ----------- ------------
ASSETS
Investments
  Number of shares (Note 2)                         15,446     789,198       16,448        9,898       50,873       9,504
                                                ==========  ==========   ==========   ==========   ==========  ==========
  Identified cost (Note 3B)                     $  606,385  $  789,198   $  210,111   $  256,674   $  733,918  $   76,744
                                                ==========  ==========   ==========   ==========   ==========  ==========
  Value (Note 3A)                               $  605,461  $  789,198   $  207,180   $  248,265   $  776,322  $   80,700
Dividends receivable                                30,663       1,703        3,752       15,552       11,655         289
Receivable from C.M. Life Insurance Company         22,616     618,248      351,281           --      220,200      87,801
                                                ----------  ----------   ----------   ----------   ----------  ----------
        Total assets                               658,740   1,409,149      562,213      263,817    1,008,177     168,790

LIABILITIES
Payable to C.M. Life Insurance Company                  --          --           --          117           --          --
                                                ----------  ----------   ----------   ----------   ----------  ----------
NET ASSETS                                      $  658,740  $1,409,149   $  562,213   $  263,700   $1,008,177  $  168,790
                                                ==========  ==========   ==========   ==========   ==========  ==========
Net Assets:
  For variable life insurance policies          $  658,740  $1,409,149   $  562,213   $  263,700   $1,008,177  $  168,790
                                                ==========  ==========   ==========   ==========   ==========  ==========

Accumulation Units (Note 8)
  Policyowners                                     617,283   1,375,652      541,837      249,106      929,784     194,803


NET ASSET VALUE PER ACCUMULATION UNIT
  December 31, 1998                             $     1.07  $     1.02   $     1.04   $     1.06   $     1.08  $     0.87


                      See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal
Life

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 1998

                                                                                           American
                                         Oppenheimer              Oppenheimer Oppenheimer  Century  T. Rowe Price  Fidelity
                                          Capital    Oppenheimer    Global    Strategic   VP Income    Mid-Cap      VIP II
                                         Appreciation  Growth     Securities     Bond      & Growth     Growth    Contrafund
                                          Division    Division     Division    Division    Division    Division    Division
                                         ----------- ------------ ----------- ----------- ----------- ----------- -----------
ASSETS
Investments
  Number of shares (Note 2)                  4,179      19,414      20,016      40,911      16,721      19,521       7,012
                                          ========    ========    ========    ========    ========    ========    ========
  Identified cost (Note 3B)               $168,864    $662,512    $414,077    $208,498    $105,947    $253,431    $155,781
                                          ========    ========    ========    ========    ========    ========    ========
  Value (Note 3A)                         $187,364    $711,903    $441,759    $209,464    $113,371    $278,570    $171,371
Dividends receivable                            --          --          --          --          --          --          --
Receivable from C.M. Life
  Insurance Company                         21,057      21,004     152,777          --      87,775          --       1,630
                                          --------    --------    --------    --------    --------    --------    --------
        Total assets                       208,421     732,907     594,536     209,464     201,146     278,570     173,001

LIABILITIES
Payable to C.M. Life
  Insurance Company                             --          --          --          32          --          46          --
                                          --------    --------    --------    --------    --------    --------    --------
NET ASSETS                                $208,421    $732,907    $594,536    $209,432    $201,146    $278,524    $173,001
                                          ========    ========    ========    ========    ========    ========    ========

Net Assets:
  For variable life insurance policies    $208,421    $732,907    $594,536    $209,432    $201,146    $278,524    $173,001
                                          ========    ========    ========    ========    ========    ========    ========

Accumulation Units (Note 8)
  Policyowners                             217,903     691,595     586,927     210,518     186,644     265,755     155,494


NET ASSET VALUE PER ACCUMULATION UNIT
  December 31, 1998                       $   0.96    $   1.06    $   1.01    $   0.99    $   1.08    $   1.05    $   1.11

                      See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal
Life

STATEMENT OF OPERATIONS

For The Period June 29, 1998 (Commencement of Operations) Through December 31, 1998

                                                                                                              MML
                                                            MML         MML                       MML      Small Cap
                                               MML         Money      Managed        MML        Equity       Value
                                              Equity      Market        Bond       Blend        Index       Equity
                                             Division    Division     Division    Division     Division     Division
                                            ----------- ------------ ----------- ------------ ------------ -----------
Investment income
Dividends (Note 3B)                           $ 30,663    $  7,321    $  3,752     $ 15,887     $ 11,659     $    289

Expenses
Mortality and expense risk fees (Note 4)           134         370          22           77          188           26
                                              --------    --------    --------     --------     --------     --------

Net investment income (loss) (Note 3C)          30,529       6,951       3,730       15,810       11,471          263
                                              --------    --------    --------     --------     --------     --------

Net realized and unrealized gain (loss)
  on investments
Net realized gain (loss) on investments
  (Notes 3B, 3C and 6)                           4,692          --           3          954         (112)        (100)
Change in net unrealized appreciation/
  depreciation of investments                     (924)         --      (2,931)      (8,409)      42,404        3,956
                                              --------    --------    --------     --------     --------     --------

Net gain (loss) on investments                   3,768          --      (2,928)      (7,455)      42,292        3,856
                                              --------    --------    --------     --------     --------     --------

Net increase in net assets resulting
  from operations                             $ 34,297    $  6,951    $    802     $  8,355     $ 53,763     $  4,119
                                              ========    ========    ========     ========     ========     ========


                      See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal
Life

STATEMENT OF OPERATIONS (Continued)

For The Period June 29, 1998 (Commencement of Operations) Through December 31, 1998

                                                                                              American    T. Rowe
                                             Oppenheimer             Oppenheimer Oppenheimer  Century      Price   Fidelity
                                               Capital   Oppenheimer    Global    Strategic  VP Income    Mid-Cap   VIP II
                                            Appreciation   Growth     Securities     Bond     & Growth    Growth  Contrafund
                                              Division    Division     Division    Division   Division   Division  Division
                                            ------------ ----------- ----------- ----------- ---------  --------- ----------
Investment income
Dividends (Note 3B)                          $        --  $       --  $       --  $       --  $     322  $   1,904  $     --

Expenses
Mortality and expense risk fees (Note 4)              23          84          71          32         25         47        34
                                             -----------  ----------  ----------  ----------  ---------  ---------  --------

Net investment income (loss) (Note 3C)               (23)        (84)        (71)        (32)       297      1,857       (34)
                                             -----------  ----------  ----------  ----------  ---------  ---------  --------

Net realized and unrealized gain on
  investments
Net realized gain on investments
  (Notes 3B, 3C and 6)                               149         270         196           8         14         53       144
Change in net unrealized appreciation/
  depreciation of investments                     18,500      49,391      27,682         966      7,424     25,139    15,590
                                             -----------  ----------  ----------  ----------  ---------  ---------  --------

Net gain (loss) on investments                    18,649      49,661      27,878         974      7,438     25,192    15,734
                                             -----------  ----------  ----------  ----------  ---------  ---------  --------

Net increase in net assets resulting
  from operation                             $    18,626  $   49,577  $   27,807  $      942  $   7,735  $  27,049  $ 15,700
                                             ===========  ==========  ==========  ==========  =========  =========  ========

                      See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal
Life

STATEMENT OF CHANGES IN NET ASSETS

For The Period June 29, 1998 (Commencement of Operations) Through December 31, 1998

                                                                                                           MML
                                                          MML          MML                      MML     Small Cap
                                             MML         Money       Managed       MML        Equity      Value
                                            Equity       Market       Bond        Blend       Index       Equity
                                           Division     Division    Division    Division     Division    Division
                                          ----------  -----------  ----------  ----------  -----------  ----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)            $   30,529  $     6,951  $    3,730  $   15,810  $    11,471  $      263
  Net realized gain (loss)
   on investments                              4,692           --           3         954         (112)       (100)
  Change in net unrealized
   appreciation/depreciation
   of investments                               (924)          --      (2,931)     (8,409)      42,404       3,956
                                          ----------  -----------  ----------  ----------  -----------  ----------
Net increase in net assets
  resulting from operations                   34,297        6,951         802       8,355       53,763       4,119
                                          ----------  -----------  ----------  ----------  -----------  ----------
Capital transactions: (Note 8)
  Transfer of net premium                    272,994    1,717,381     122,058      46,618      154,642      12,044
  Transfer to (from) Guaranteed
   Principal Account                         371,108     (289,949)    440,352     215,194      802,970     155,477
  Transfer of surrender values               (18,429)     (23,783)     (1,026)     (6,453)      (6,740)     (2,899)
  Transfer due to death benefits                  --           --          --          --           --          --
  Transfer due  to policy loans,
   net of repayments                              --           --          --          --           --          --
  Transfer due to reimbursement
   (payment) of accumulation
   unit value fluctuation                       (774)        (404)         35         198        4,349         123
  Withdrawal due to charges for
   administrative and insurance costs           (456)      (1,047)         (8)       (212)        (807)        (74)
                                          ----------  -----------  ----------  ----------  -----------  ----------
Net increase in net assets
   resulting from capital transactions       624,443    1,402,198     561,411     255,345      954,414     164,671
                                          ----------  -----------  ----------  ----------  -----------  ----------
Total increase                               658,740    1,409,149     562,213     263,700    1,008,177     168,790

NET ASSETS, at beginning
  of the period                                   --           --          --          --           --          --

                                          ----------  -----------  ----------  ----------  -----------  ----------

NET ASSETS, at end of the year            $  658,740  $ 1,409,149  $  562,213  $  263,700  $ 1,008,177  $  168,790
                                          ==========  ===========  ==========  ==========  ===========  ==========

                      See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal
Life

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Period June 29, 1998 (Commencement of Operations) Through December 31, 1998

                                                                                      American
                                 Oppenheimer              Oppenheimer  Oppenheimer    Century     T. Rowe Price   Fidelity
                                   Capital    Oppenheimer   Global      Strategic    VP Income      Mid-Cap        VIP II
                                 Appreciation   Growth    Securities      Bond        & Growth       Growth      Contrafund
                                  Division     Division    Division     Division      Division      Division      Division
                                 -----------  ----------  -----------  ------------  -----------  -------------  ---------
Increase (decrease) in net
  assets
Operations:
  Net investment income (loss)     $     (23)   $     (84)   $     (71)   $     (32)   $     297    $   1,857    $     (34)
  Net realized gain (loss)
   on investments                        149          270          196            8           14           53          144
  Change in net unrealized
   appreciation/depreciation
   of investments                     18,500       49,391       27,682          966        7,424       25,139       15,590
                                   ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net increase in net assets
  resulting from operations           18,626       49,577       27,807          942        7,735       27,049       15,700
                                   ---------    ---------    ---------    ---------    ---------    ---------    ---------
Capital transactions: (Note 8)
  Transfer of net premium            136,893      498,892      228,291      202,603       53,920       58,855       25,401
  Transfer to (from) Guaranteed
   Principal Account                  54,844      195,168      343,607        7,187      141,871      195,855      135,433
  Transfer of surrender values        (2,528)     (10,019)      (6,301)      (1,559)      (3,000)      (4,279)      (3,706)
  Transfer due to death benefits          --           --           --           --           --           --           --
  Transfer due  to policy loans,
   net of repayments                      --           --           --           --           --           --           --
  Transfer due to reimbursement
   (payment) of accumulation
   unit value fluctuation                608         (512)       1,372          391          815        1,385          377
  Withdrawal due to charges for
   administrative and
   insurance costs                       (22)        (199)        (240)        (132)        (195)        (341)        (204)
                                   ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net increase in net assets
   resulting from capital
   transactions                      189,795      683,330      566,729      208,490      193,411      251,475      157,301
                                   ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total increase                       208,421      732,907      594,536      209,432      201,146      278,524      173,001

NET ASSETS, at beginning
  of the period                           --           --           --           --           --           --           --
                                   ---------    ---------    ---------    ---------    ---------    ---------    ---------

NET ASSETS, at end  of the year    $ 208,421    $ 732,907    $ 594,536    $ 209,432    $ 201,146    $ 278,524    $ 173,001
                                   =========    =========    =========    =========    =========    =========    =========\

                      See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal
Life

Notes To Financial Statements

1.   HISTORY

     C.M. Life Insurance Company ("C.M. Life") was formerly a wholly-owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company ("CML"). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company ("MassMutual"). Upon the merger, CML's existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly-owned subsidiary of MassMutual.

     C.M. Life Variable Life Separate Account I (the "Separate Account I") is a separate investment account established on February 2, 1995 by C.M. Life in accordance with the laws of the State of Connecticut.

     C.M. Life maintains three segments within Separate Account I. The initial segment ("EBVUL Segment") is used exclusively for C.M. Life's individual flexible premium variable life insurance policy, known as Executive Benefit Variable Universal Life.

     On November 12, 1997, C.M. Life established a second segment ("SVUL Segment") within Separate Account I to be used exclusively for C.M. Life's survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

     On November 12, 1997, C.M. Life established a third segment ("VUL Segment") within Separate Account I to be used exclusively for C.M. Life's flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

     The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940.

2.   INVESTMENT OF SVUL SEGMENT'S ASSETS

     The SVUL Segment maintains thirteen divisions. The division invests in corresponding shares of either the MML Series Investment Fund ("MML Trust"), Oppenheimer Variable Account Funds ("Oppenheimer Trust"), American Century Variable Portfolios, Inc. ("American Century"), T. Rowe Price Equity Series, Inc. ("T. Rowe Price Equity Series") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II").

     The MML Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940. All six of its separate series are available to the SVUL policyowners: MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund and MML Small Cap Value Equity Fund. MassMutual serves as investment manager of each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company, Inc. ("Babson") a controlled subsidiary of MassMutual, serves as the sub-adviser to the MML Equity Fund and the Equity Sector of the MML Blend Fund. MassMutual has also entered in a sub-advisory agreement with Mellon Equity Associates ("Mellon Equity") whereby Mellon Equity serves as the sub-adviser to the MML Equity Index Fund.

     Oppenheimer Trust is an open-end, diversified, management investment company registered under the Investment Company Act of 1940 with four if its funds available to the SVUL Segment's policyowners: Oppenheimer Aggressive Growth Fund, Oppenheimer Growth Fund, Oppenheimer Global Securities Fund and Oppenheimer Strategic Bond Fund. OppenheimerFunds, Inc. ("OFI"), a controlled subsidiary of MassMutual, serves as investment manager to the Oppenheimer Trust.

     American Century Variable Portfolios, Inc. is an open-end, diversified, management investment company with one of its portfolios currently available to the Segment's contractowners: American Century VP Income & Growth. Investment Management, Inc. is the investment manager to the American Century VP Income & Growth Portfolio.

     T. Rowe Price Equity Series is an open-end, diversified, investment company with one of its series of shares currently available to the SVUL Segment's policyowners: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment manager to the T. Rowe Price Mid-Cap Growth Portfolio.

     Fidelity VIP II is an open-end, diversified, management investment company registered under the Investment Company Act of 1940 with one of its Portfolios available to the SVUL policyowners: the VIP II Contrafund Portfolio. Fidelity Management & Research Company ("FMR") is the investment manager to the VIP II Contrafund Portfolio.

     In addition to the thirteen divisions of SVUL, policyowners may also allocate funds to the Guaranteed Principal Account ("GPA"), which is part of C.M. Life's general account. Because of exemptive and exclusionary provisions, interests in the GPA, are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the Investment Company Act of 1940.

3.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed consistently by SVUL Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

     A.   Investment Valuation

     Investments in MML Trust, the Oppenheimer Trust, American Century, T. Rowe Price Equity Series and Fidelity VIP II, are each stated at market value which is the net asset value of each of the respective underlying funds.

     B.   Accounting for Investments

     Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

     C.   Federal Income Taxes

     Operations of the Separate Account I form a part of the total operations of C.M. Life, and the Separate Account I is not taxed separately. C.M. Life is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account I will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the SVUL Segment credited to the policies. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account I.

     D.   Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   CHARGES

     A premium expense charge is deducted from each premium payment made prior to the allocation of the payment to the Divisions of the Separate Account I and the GPA. The charge is 13% of premium up to expense premium and 3% of premium over expense premium.

     Charges will be deducted from the account value on each monthly charge date. The monthly charges consist of: (a) an administrative charge; (b) a face amount charge; (c) an insurance charge and (d) a rider charge for any additional benefits provided by rider.

     Daily charges against the net asset value of the Separate Account I will be assessed for mortality and expense risks. This charge is not deducted from the assets in the GPA. The current effective annual rate is 0.25% of daily net asset value.

5.   SALES AGREEMENTS

     MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal of the policies pursuant to an underwriting and servicing agreement to which MML Distributors, MassMutual and Separate Account I are parties. MML Investors Services, Inc. ("MMLISI") serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD in order to sell the policies.

     Pursuant to the underwriting and servicing agreement, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriter of the policy.

6.   PURCHASES AND SALES OF INVESTMENTS

                                                                                                              MML
                                                         MML           MML                       MML       Small Cap   Oppenheimer
  For the Period June 29, 1998              MML         Money        Managed        MML        Equity        Value       Capital
  (Commencement of Operations)            Equity        Market         Bond        Blend        Index       Equity     Appreciation
  through December 31, 1998              Division      Division      Division     Division    Division     Division      Division
  -------------------------             ------------ ------------- ------------- ----------- ------------ ------------ -------------

  Cost of purchases                       $ 650,277    $2,753,283     $ 210,303   $ 287,542    $ 752,519     $ 78,509     $ 169,552
  Proceeds from sales                        48,584     1,964,085           195      31,822       18,489        1,665           837
  Average monthly value of securities       204,817       473,490       292,503      99,973      308,639       50,828        79,935

                                                                                  American
                                                     Oppenheimer   Oppenheimer    Century    T. Rowe Price  Fidelity
  For the Period June 29, 1998          Oppenheimer     Global      Strategic    VP Income     Mid-Cap       VIP II
  (Commencement of Operations)            Growth      Securities       Bond       & Growth     Growth      Contrafund
  through December 31, 1998 (Continued)  Division      Division      Division     Division    Division      Division
  ------------------------------------- ------------ ------------- ------------- ----------- ------------  ------------
  Cost of purchases                       $ 664,682     $ 415,697     $ 208,852   $ 106,516    $ 254,935     $ 158,014
  Proceeds from sales                         2,440         1,816           362         583        1,557         2,377
  Average monthly value of securities       199,587       147,018        46,707      55,800       80,850        56,302


7.   NET INVESTMENT RETURN

     The following table shows the net investment return for each division in the SVUL Segment:

                                                                                                              MML
                                                           MML           MML                      MML      Small Cap   Oppenheimer
                                             MML          Money        Managed        MML       Equity       Value       Capital
                                           Equity        Market         Bond         Blend       Index      Equity     Appreciation
                                          Division      Division      Division     Division    Division    Division      Division
                                         ------------ -------------- ------------ ------------ ---------- ------------ -------------

   For the Period June 29, 1998
   (Commencement of Operations)
   through December 31, 1998               16.75%         1.47%         0.27%        8.37%      17.42%       8.10%        23.30%

                                                                                   American
                                                       Oppenheimer   Oppenheimer    Century    T. Rowe Price  Fidelity
                                         Oppenheimer     Global       Strategic    VP Income      Mid-Cap      VIP II
                                           Growth      Securities       Bond       & Growth       Growth     Contrafund
                                          Division      Division      Division     Division      Division     Division
                                         ------------ -------------- ------------ ------------ ------------ -------------
   For the Period June 29, 1998
   (Commencement of Operations)
   through December 31, 1998 (Continued)   24.84%        18.91%         2.02%       13.86%        33.46%       27.89%

     The net investment return for each division of the SVUL Segment is computed using the net increase in net assets resulting from operations as compared to the average monthly net assets. The net investment return figures shown above do not reflect expenses related to insurance products. Inclusion of such expenses would reduce the net investment return figures for the period shown.

     Note: The amounts shown for the period June 29, 1998 through December 31, 1998 are not annualized.

8.   NET INCREASE (DECREASE) IN ACCUMULATION UNITS


                                                                                                             MML
                                                          MML          MML                      MML       Small Cap    Oppenheimer
   For the Period June 29, 1998              MML         Money       Managed        MML        Equity       Value        Capital
   (Commencement of Operations)            Equity       Market        Bond         Blend       Index       Equity     Appreciation
   through December 31, 1998              Division     Division     Division     Division     Division    Division      Division
   --------------------------------      ------------ ------------ ------------ ----------- ------------ ------------ --------------
   Units purchased                           524,308    2,852,045      457,666      103,962     501,048      132,416        194,616
   Units withdrawn and transferred to
   Guaranteed Principal Account              (18,581)     (24,375)        (998)      (6,654)     (7,416)      (3,640)        (2,985)
   Units transferred between divisions       111,556   (1,452,018)      85,169      151,798     436,152       66,027         26,272
                                         ------------ ------------ ------------ ------------ ----------- ------------ --------------
   Net increase                              617,283    1,375,652      541,837      249,106     929,784      194,803        217,903
   Units, at beginning of the period               -            -            -            -           -            -              -
                                         ------------ ------------ ------------ ------------ ----------- ------------ --------------
   Units, at end of the year                 617,283    1,375,652      541,837      249,106     929,784      194,803        217,903
                                         ============ ============ ============ ============ =========== ============ ==============

                                                                                 American
                                                      Oppenheimer  Oppenheimer    Century   T. Rowe Price  Fidelity
   For the Period June 29, 1998          Oppenheimer    Global      Strategic    VP Income    Mid-Cap       VIP II
   (Commencement of Operations)            Growth     Securities      Bond       & Growth      Growth     Contrafund
   through December 31, 1998 (Continued)  Division     Division     Division     Division     Division     Division
   ------------------------------------- ------------ ------------ ------------ ------------ ----------- ------------
   Units purchased                           560,436      407,117      208,396      166,397      96,955       65,413
   Units withdrawn and transferred to
   Guaranteed Principal Account              (11,405)      (7,395)      (1,714)      (3,169)     (5,189)      (4,007)
   Units transferred between divisions       142,564      187,205        3,836       23,416     173,989       94,088
                                         ------------ ------------ ------------ ------------ ----------- ------------
   Net increase                              691,595      586,927      210,518      186,644     265,755      155,494
   Units, at beginning of the period               -            -            -            -           -            -
                                         ------------ ------------ ------------ ------------ ----------- ------------
   Units, at end of the year                 691,595      586,927      210,518      186,644     265,755      155,494
                                         ============ ============ ============ ============ =========== ============

9.   CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT 1

     As discussed in Note 1, the financial statements only represent activity of C.M. Life's SVUL Segment. The combined net assets as of December 31, 1998 for Separate Account I, which includes (but not limited to) the EBVUL and SVUL Segments are as follows:

                                                                                                            Oppenheimer
                                              MML            MML           MML                      MML       Capital
                                 MML        Equity          Money        Managed      MML        Small Cap   Apprecia-  Oppenheimer
                               Equity        Index          Market        Bond       Blend      Value Equity    tion       Growth
                              Division     Division        Division     Division    Division     Division     Division    Division
                             -----------  ------------  -------------  ----------  -----------  -----------  ----------  ----------
Total assets                  $ 658,740   $ 1,008,177    $ 1,409,149   $ 562,213    $ 263,817    $ 168,790   $ 208,421   $ 732,907
Total liabilities                     -             -              -           -          117            -           -           -
                             -----------  ------------  -------------  ----------  -----------  -----------  ----------  ----------
Net assets                    $ 658,740   $ 1,008,177    $ 1,409,149   $ 562,213    $ 263,700    $ 168,790   $ 208,421   $ 732,907
                             ===========  ============  =============  ==========  ===========  ===========  ==========  ==========
Net assets:
For variable life
  insurance policies            658,740     1,008,177      1,409,149     562,213      263,700      168,790     208,421     732,907
                             ===========  ============  =============  ==========  ===========  ===========  ==========  ==========

                           Oppenheimer    Oppenheimer
                              Global       Strategic     Oppenheimer
                            Securities        Bond          Income
                             Division       Division       Division
                           ------------  -------------  --------------
Total assets                $  594,536     $  209,464    $  1,734,741
Total liabilities                    -             32           3,920
                           ------------  -------------  --------------
Net assets                  $  594,536     $  209,432    $  1,730,821
                           ============  =============  ==============
Net assets:
For variable life
  insurance policies           594,536        209,432       1,730,821
                           ============  =============  ==============

                                                                        Panorama                Panorama    American
                                                          Panorama      LifeSpan    Panorama    LifeSpan     Century   T. Rowe Price
                             Panorama       Panorama   International  Diversified   LifeSpan     Capital    VP Income     Mid-Cap
                            Total Return     Growth        Equity        Income     Balanced  Appreciation   & Growth      Growth
                             Division      Division       Division      Division    Division    Division     Division     Division
                           -------------  ------------  ------------  -----------  ----------  -----------  -----------  ----------
Total assets                  $ 449,883   $ 1,196,143     $ 111,095     $ 34,192    $ 58,372    $  53,988    $ 201,146   $ 278,570
Total liabilities                 1,033           803           247           77         130          114            -          45
                           -------------  ------------  ------------  -----------  ----------  -----------  -----------  ----------
Net assets                    $ 448,850   $ 1,195,340     $ 110,848     $ 34,115    $ 58,242     $ 53,874    $ 201,146   $ 278,525
                           =============  ============  ============  ===========  ==========  ===========  ===========  ==========
Net assets:
For variable life
  insurance policies            448,850     1,195,340       110,848       34,115      58,242       53,874      201,146     278,525
                           =============  ============  ============  ===========  ==========  ===========  ===========  ==========

                              Fidelity     Fidelity    Fidelity     Fidelity
                               VIP II       Money        High        Index
                              Contrafund    Market      Income        500
                               Division    Division    Division     Division
                            ------------  ----------  ----------  -----------
Total assets                  $ 173,001   $   4,136   $ 150,270    $ 479,656
Total liabilities                     -          38         315          632
                            ------------  ----------  ----------  -----------
Net assets                    $ 173,001   $   4,098   $ 149,955    $ 479,024
                            ============  ==========  ==========  ===========
Net assets:
For variable life
  insurance policies            173,001       4,098     149,955      479,024
                            ============  ==========  ==========  ===========

Report Of Independent Accountants

To the Board of Directors and Policyholders of C.M. Life Insurance Company

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company as of December 31, 1998 and 1997, and the related statutory statements of income and changes in shareholder's equity, and of cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with generally accepted accounting principles, the financial position of C.M. Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of C.M. Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                   December 31,

                                                     1998          1997
                                                     ----          ----
                                                        (In Millions)
Assets:
Bonds                                             $  683.0       $  664.5
Mortgage loans                                       126.3          101.6
Other investments                                     76.3           63.6
Policy loans                                         150.4          142.5
Cash and short-term investments                      105.7           88.4
                                                  --------       --------
                                                   1,141.7        1,060.6
Investment and insurance amounts
  receivable                                          33.9           30.1
Federal income tax receivable                          2.1           --
Transfer due from separate accounts                   34.3           32.0
                                                  --------       --------
                                                   1,212.0        1,122.7
Separate account assets                            1,318.9        1,096.5
                                                  --------       --------
                                                  $2,530.9       $2,219.2
                                                  ========       ========






                 See notes to statutory financial statements.

C.M. Life Insurance Company

                                                         December 31,

                                                          1998         1997
                                                          ----         ----
                                            ($ In Millions Except for Par Value)
Liabilities:
Policyholders' reserves and funds                     $  996.3     $  951.0
Policyholders' claims and other benefits                   3.8          4.5
Payable to parent                                         28.8         13.6
Federal income taxes                                      --            6.1
Asset valuation and other investment reserves             23.9         26.6
Other liabilities                                         18.2          7.7
                                                      --------     --------
                                                       1,071.0      1,009.5
Separate account liabilities                           1,318.9      1,096.5
                                                      --------     --------
                                                       2,389.9      2,106.0
                                                      --------     --------
Shareholder's equity:
Common stock, $200 par value
       50,000 shares authorized
       12,500 shares issued and outstanding                2.5          2.5
Paid-in and contributed surplus                           68.8         43.8
Surplus                                                   69.7         66.9
                                                      --------     --------
                                                         141.0        113.2
                                                      --------     --------
                                                      $2,530.9     $2,219.2
                                                      ========     ========






                 See notes to statutory financial statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                   Years Ended December 31,

                                                     1998      1997     1996
                                                     ----      ----     ----
                                                          (In Millions)
Revenue:
Premium income                                      $406.4    $331.3   $314.4
Net investment income                                 82.4      75.3     75.2
Fees and other income                                  5.5       7.5      8.7
                                                    ------    ------   ------
                                                     494.3     414.1    398.3
                                                    ------    ------   ------
Benefits and expenses:
Policyholders' benefits and payments                 185.2     100.4     99.0
Addition to policyholders' reserves and funds        168.8     200.7    217.8
Operating expenses                                    72.1      49.5     45.4
Commissions                                           49.6      33.5     25.0
State taxes, licenses and fees                         8.1       3.5      3.2
                                                    ------    ------   ------
                                                     483.8     387.6    390.4
                                                    ------    ------   ------
Net gain from operations before federal
  income taxes                                        10.5      26.5      7.9
Federal income taxes                                   6.8      19.0      6.3
                                                    ------    ------   ------
Net gain from operations                               3.7       7.5      1.6
Net realized capital gain (loss)                      (1.1)      0.1      0.6
                                                    ------    ------   ------
Net income                                          $  2.6    $  7.6   $  2.2
                                                    ======    ======   ======



                 See notes to statutory financial statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                                                  Years Ended December 31,

                                                    1998      1997      1996
                                                    ----      ----      ----
                                                        (In Millions)

Shareholder's equity, beginning of year            $113.2    $109.8    $113.2
                                                   ------    ------    ------
Increases (decreases) due to:
  Net income                                          2.6       7.6       2.2
  Change in asset valuation and investment
    reserves                                          2.7      (4.8)     (1.9)
  Change in net unrealized capital gain (loss)       (5.8)      0.8      (1.0)
  Capital contribution                               25.0      --        --
  Other                                               3.3      (0.2)     (2.7)
                                                   ------    ------    ------
                                                     27.8       3.4      (3.4)
                                                   ------    ------    ------
Shareholder's equity, end of year                  $141.0    $113.2    $109.8
                                                   ======    ======    ======



                 See notes to statutory financial statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                     Years Ended December 31,

                                                      1998      1997      1996
                                                      ----      ----      ----
                                                            (In Millions)
Operating activities:
    Net income                                      $   2.6   $   7.6   $   2.2
    Additions to policyholders' reserves and funds
      net of transfers to separate accounts            44.6      44.2      41.6
    Net realized capital (gain) loss                    1.1      (0.1)     (0.6)
    Other changes                                       7.8       0.5      (0.8)
                                                    -------   -------   -------
    Net cash provided by operating activities          56.1      52.2      42.4
                                                    -------   -------   -------
Investing activities:
    Loans and purchases of investments               (568.6)   (438.6)   (184.9)
    Sales and maturities of investments and
      receipts from repayment of loans                504.8     411.1     191.1
                                                    -------   -------   -------
    Net cash provided by (used in) investing
       activities                                     (63.8)    (27.5)      6.2
                                                    -------   -------   -------
Financing Activities:
  Capital and surplus contribution                     25.0      --        --
                                                    -------   -------   -------
Increase in cash and short-term investments            17.3      24.7      48.6
Cash and short-term investments, beginning of
  year                                                 88.4      63.7      15.1
                                                    -------   -------   -------
Cash and short-term investments, end of year        $ 105.7   $  88.4   $  63.7
                                                    =======   =======   =======





                  See notes to statutory financial statements

NOTES TO STATUTORY FINANCIAL STATEMENTS

    C.M. Life Insurance Company (the Company) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). On March 1, 1996, the operations of the Company's former parent, Connecticut Mutual Life Insurance Company, were merged into MassMutual. The Company is primarily engaged in the sale of flexible premium universal life insurance and variable annuity products distributed through career agents. The Company is licensed to sell life insurance and annuities in Puerto Rico, the District of Columbia and 49 states (excluding New York).

1.  SUMMARY OF ACCOUNTING PRACTICES

    The accompanying statutory financial statements, have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; and (e) payments received for universal life products and variable annuities are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

    In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective no later than January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to surplus on the effective date. The Company is currently reviewing the impact of Codification; however, since the Department of Insurance of the State of Connecticut has not approved Codification, the ultimate impact cannot be determined at this time.

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

    Certain 1997 and 1996 amounts have been reclassed to conform with the current year presentation.

    The following is a description of the Company's principal accounting policies and practices.

A.  Investments

    Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost.

    Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain.

   Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets include investments in affiliated mutual funds and preferred stocks and are valued in accordance with rules established by the NAIC. Generally, investments in mutual funds are valued at fair value and preferred stocks in good standing at cost.

   In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve ("AVR") and an Interest Maintenance Reserve ("IMR"). The AVR and other investment reserves stabilize surplus against fluctuations in the value of stocks, as well as declines in the value of bonds and mortgage loans. The IMR captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after-tax capital gains of $2.6 million in 1998, $2.0 million in 1997 and $0.4 million in 1996 were transferred to the IMR. Amortization of the IMR into net investment income amounted to $0.3 million in 1998 and $0.1 million in 1997 and 1996. At December 31, 1997, the IMR consisted of a net loss deferral, which, in accordance with the regulations, was recorded as a reduction of surplus.

   Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in surplus.

B. Separate Accounts

   Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity contract holders. Assets consist principally of marketable securities reported at fair value. Transfers due from separate accounts represent the policyholders' account values in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

   Net transfers to separate accounts of $121.0 million, $146.5 million and $170.5 million in 1998, 1997 and 1996, respectively, are included in the addition to policyholders' reserves and funds.

C. Non-admitted Assets

   Assets designated as "non-admitted" (principally prepaid agent commissions, other prepaid expenses and the IMR, when in a net loss deferral position) are excluded from the statutory statement of financial position. These amounted to $5.5 million and $5.7 million as of December 31, 1998 and 1997, respectively and changes therein are charged directly to surplus.

D. Policyholders' Reserves and Funds

   Policyholders' reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium, the Commissioners' Reserve Valuation Method and the California Method bases using the 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 3.0 to 4.5 percent.

   Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.25 to 9.0 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $129.8 million and $115.6 million at December 31, 1998 and 1997, respectively with a fair value of $132.8 million and $116.0 million at December 31, 1998 and 1997, respectively as determined by discounted cash flow projections.

   The Company made certain changes in the valuation of policyholders' reserves which increased surplus by $2.7 million in 1998.

E. Premium and Related Expense Recognition

   Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to the issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F. Cash and Short-term Investments

   For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid short-term investments purchased with a maturity of twelve months or less to be short-term investments.

2. FEDERAL INCOME TAXES

   Provision for federal income taxes is based upon the Company's estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and acquisition costs, resulted in effective tax rates which differ from the statutory tax rate.

   The Company plans to file a separate company 1998 federal income tax return.

   The Internal Revenue Service has completed its examination of the Company's income tax returns through the year 1995.

   Federal tax payments were $16.9 million in 1998, $6.8 million in 1997 and $17.6 million in 1996.

3. SHAREHOLDER'S EQUITY

   The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory shareholder's equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. Under these regulations, $11.3 million of shareholder's equity is available for distribution to the shareholder in 1999 without prior regulatory approval.

   During 1998, MassMutual contributed additional paid-in capital of $25.0 million to the Company.

4. RELATED PARTY TRANSACTIONS

   MassMutual and the Company have an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Similar arrangements were in place with Connecticut Mutual Life Insurance Company, the Company's former parent, prior to its merger with MassMutual. Fees incurred under the terms of these agreements were $74.1 million, $39.7 million and $45.9 million in 1998, 1997 and 1996, respectively.

   Prior to March 1, 1996, the Company had an underwriting agreement with its affiliates GR Phelps & Co., Inc. and MML Distributors LLC. Under this agreement, the affiliates paid commissions and received the cash flows from variable annuity contract fees. Effective March 1, 1996, this agreement was cancelled, and the Company began paying all commissions and retained the right to the related future cash flows from contract fees.

   The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company's retention limit per individual insured is $12.0 million; the portion of the risk exceeding the retention limit is reinsured with other insurers. The Company is contingently liable with respect to ceded reinsurance in the event any reinsurer is unable to fulfill its contractual obligations.

   The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premiums on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. Reserves for payment of future benefits for the ceded policies are retained by the Company.

   The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 18% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $36.9 million in 1998, $35.6 million in 1997, and $28.1 million in 1996 and it was not exceeded in any of the years. The Company paid approximately $1.0 million in premiums to MassMutual under the agreement in 1998 and 1997, and $0.4 million in 1996.

5. INVESTMENTS

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

A. Bonds

   The carrying value and estimated fair value of investments in bonds as of December 31, 1998 and 1997 are as follows:

                                                  December 31, 1998
                                                  -----------------
                                                   Gross     Gross     Estimated
                                      Carrying  Unrealized Unrealized     Fair
                                        Value      Gains     Losses      Value
                                      --------  ---------- ----------  ---------
                                                     (In Millions)

    U. S. Treasury securities          $   69.3    $   1.4    $  0.1    $   70.6
     and obligations of U.S.
     government corporations
     and agencies
    Debt securities issued by               3.2         --       0.1         3.1
     foreign governments
    Mortgage-backed securities             57.9        1.6       0.2        59.3
    State and local governments            12.1        0.4       0.2        12.3
    Corporate debt securities             522.6       17.8       3.0       537.4
    Utilities                              17.9        0.9        --        18.8
                                       --------    -------    ------    --------
     Total                             $  683.0    $  22.1    $  3.6    $  701.5
                                       ========    =======    ======    ========

                                                  December 31, 1997
                                                  -----------------
                                                   Gross     Gross     Estimated
                                      Carrying  Unrealized Unrealized     Fair
                                        Value      Gains     Losses      Value
                                      --------  ---------- ----------  ---------
                                                     (In Millions)

    U. S. Treasury securities          $  104.3    $   2.2    $  0.2    $  106.3
     and obligations of U.S.
     government corporations
     and agencies
    Debt securities issued by               4.6        --        0.3         4.3
     foreign governments
    Mortgage-backed securities             38.8        1.0       0.2        39.6
    State and local governments            20.0        0.3      --          20.3
    Corporate debt securities             471.8       15.6       1.9       485.5
    Utilities                              25.0        1.1      --          26.1
                                       --------    -------    ------    --------
     Total                             $  664.5    $  20.2    $  2.6    $  682.1
                                       ========    =======    ======    ========

   The carrying value and estimated fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                          Estimated
                                                    Carrying                Fair
                                                      Value                 Value
                                                    --------              ---------
                                                            (In Millions)
        Due in one year or less                     $   52.2              $   52.5
        Due after one year through five years          216.8                 223.2
        Due after five years through ten years         233.1                 240.0
        Due after ten years                             69.4                  72.1
                                                    --------              --------
                                                       571.5                 587.8
        Mortgage-backed securities, including
           securities guaranteed by the U.S.
           Government                                  111.5                 113.7
                                                    --------              --------
          Total                                     $  683.0              $  701.5
                                                    ========              ========

   Proceeds from sales of investments in bonds were $480.4 million during 1998, $388.8 million during 1997, and $162.9 million during 1996. Gross capital gains of $5.0 million in 1998, $3.8 million in 1997, and $1.6 million in 1996 and gross capital losses of $0.9 million in 1998, $0.5 million in 1997, and $0.9 million in 1996 were realized on those sales, portions of which were included in the IMR. Estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix and quoted market prices for publicly traded bonds.

B. Mortgages

   The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, approximated carrying value.

   The Company had restructured loans with book values of $10.4 million and $17.3 million at December 31, 1998 and 1997, respectively. The loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods totaled $0.2 million in 1998, 1997 and 1996. At December 31, 1998, scheduled commercial mortgage loan maturities were as follows: 1999 - $8.6 million; 2000 - $1.5 million; 2001 - $10.3 million; 2002 - $15.0 million; 2003 - $8.6 million; and
   $37.0 million thereafter.

C. Policy Loans

   Policy loans are recorded at cost as it is not practicable to determine the fair value since they do not have a stated maturity.

D. Other

   Investments in affiliated mutual funds had a cost of $62.4 million in 1998 and $50.2 million in 1997 with fair values of $67.7 million in 1998 and $61.4 million in 1997, using quoted market prices. Preferred stocks in good standing had fair values of $0.5 million in 1998 using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks. At December 31, 1998, the fair values of preferred stocks approximated cost. The Company did not invest in any preferred stocks at December 31, 1997.

   The carrying value of investments which were non-income producing for the preceding twelve months was $0.4 million at December 31, 1998 and 1997.

6. PORTFOLIO RISK MANAGEMENT

   The Company manages its investment risks primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these instruments, which are not recorded in the financial statements, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

   The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

   The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statement of Income. Net amounts receivable and payable are accrued as adjustments to investment income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. At December 31, 1998 and 1997, the Company had swaps outstanding with notional amounts of $197.5 million and $46.5 million, respectively. The fair value of these instruments was $2.7 million at December 31, 1998 and $0.2 million at December 31, 1997.

   Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to ten years. The amounts paid for options purchased are amortized into investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1998 and 1997, the Company had option contracts with notional amounts of $961.2 million and $111.3 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $7.5 million and $2.2 million which had fair values of $9.8 million and $2.3 million at December 31, 1998 and 1997, respectively.

   Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to investment income and included in the Statutory Statement of Financial Position as investment and insurance amounts receivable. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1998, the Company had agreements with notional amounts of $355.0 million. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $0.5 million. The fair values of these instruments were $1.6 million at December 31, 1998. At December 31, 1997, the Company did not have any open interest rate caps or floor agreements.

   The Company utilizes asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. The net cash flows from asset and currency swaps are recognized as adjustments to the underlying assets' investment income. Gains and losses realized on the termination of these contracts adjusts the bases of the underlying asset. Notional amounts relating to asset and currency swaps totaled $1.0 million at December 31, 1997. The fair values of these instruments were an unrealized gain of $0.1 million at December 31, 1997. As of December 31, 1998, the Company did not have any open asset swap agreements.

   The Company enters into forward U.S. Treasury, Government National Mortgage Association ("GNMA") and Federal National Mortgage Association ("FNMA") commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the IMR over the remaining life of the asset. At December 31, 1998 and 1997, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $1.0 million and $3.0 million, respectively.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $14.2 million and $2.6 million at December 31, 1998 and 1997, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions have been obtained with counterparties when considered prudent.

7. BUSINESS RISKS AND CONTINGENCIES

   The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

   The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact its financial position, results of operations or liquidity.

8. AFFILIATED COMPANIES

   The relationship of the Company, its parent and affiliated companies as of December 31, 1998 is illustrated below. Subsidiaries are wholly-owned by the parent, except as noted.

    Parent
    ------
    Massachusetts Mutual Life Insurance Company

    Subsidiaries of Massachusetts Mutual Life Insurance Company
    -----------------------------------------------------------
    CM Assurance Company
    CM Benefit Insurance Company
    C.M. Life Insurance Company
    MassMutual Holding Company
    MassMutual of Ireland, Limited
    MML Bay State Life Insurance Company
    MML Distributors, LLC
    MassMutual Mortgage Finance, LLC

         Subsidiaries of MassMutual Holding Company
         ------------------------------------------
         GR Phelps & Co., Inc.
         MassMutual Holding Trust I
         MassMutual Holding Trust II
         MassMutual Holding MSC, Inc.
         MassMutual International, Inc.
         MML Investor Services, Inc.

         Subsidiaries of MassMutual Holding Trust I
         ------------------------------------------
         Antares Capital Corporation - 99.4%
         Charter Oak Capital Management, Inc. - 80.0%
         Cornerstone Real Estate Advisors, Inc.
         DLB Acquisition Corporation - 85.8%
         Oppenheimer Acquisition Corporation - 89.36%

         Subsidiaries of MassMutual Holding Trust II
         -------------------------------------------
         CM Advantage, Inc.
         CM International, Inc.
         CM Property Management, Inc.
         HYP Management, Inc.
         MMHC Investments, Inc.
         MML Realty Management
         Urban Properties, Inc.
         MassMutual Benefits Management, Inc.

         Subsidiaries of MassMutual International, Inc.
         ----------------------------------------------
         Compensa de Seguros de Vida S.A. - 33.5%
         MassLife Seguros de Vida (Argentina) S. A.
         MassMutual International (Bermuda) Ltd.
         Mass Seguros de Vida (Chile) S. A. - 33.5%
         MassMutual International (Luxembourg) S. A.

         MassMutual Holding MSC, Inc.
         ----------------------------
         MassMutual Corporate Value Limited - 40.93%
         9048 - 5434 Quebec, Inc.
         1279342 Ontario Limited

    Affiliates of Massachusetts Mutual Life Insurance Company
    ---------------------------------------------------------
    MML Series Investment Fund
    MassMutual Institutional Funds
    Oppenheimer Value Stock Fund

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.



                              RULE 484 UNDERTAKING
The Bylaws of C.M. Life provide for indemnification of directors and officers as follows:

C.M. Life directors and officers are indemnified under its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of C.M. Life pursuant to the foregoing provisions, or otherwise, C.M. Life has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by C.M. Life of expenses incurred or paid by a director, officer or controlling person of C.M. Life in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, C.M. Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.



                   REPRESENTATION UNDER SECTION 26(e)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

C.M. Life hereby represents that the fees and charges deducted under the flexible premium adjustable variable life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life.

                               CONTENTS OF FILING

This Registration Statement is comprised of the following documents:

                      The Facing Sheet.

                      Cross-Reference to items required by Form N-8B-2.

                      The Prospectus consisting of 77 pages.

                      The Undertaking to File Reports.

                      The Undertaking pursuant to Rule 484 under the Securities Act of 1933.

                      Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.

                      The Signatures.

                      Written Consents of the Following Persons:

                             1. PricewaterhouseCoopers, LLP, independent accountant;
                             2.     Counsel opining as to the legality of
                                    securities being registered;
                             3. Opinion and consent of Craig Waddington, FSA, MAAA, opining as to actuarial matters contained in the Registration Statement.

The following Exhibits:

                      99.A The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

                             1.    a.   Copy of Resolution of Board of Directors
                                        of C.M. Life establishing the Separate
                                        Account./1/

                                   b.   Resolution of the Board of Directors
                                        establishing the SVUL segment of the
                                        Separate Account./2/

                             2.    Not Applicable.

                             3.    Form of Distribution Agreements:

                                   a. Form of Distribution Servicing Agreement between MML Distributors, LLC and C.M. Life./3/

                                   b.   Form of Co-Underwriting Agreement
                                        between MML Investors Services, Inc. and
                                        C.M. Life./4/

                             4.    Not Applicable.

                             5.    Form of Survivorship Flexible Premium
                                   Adjustable Variable Life Policy./2/

                      6.     a.    Certificate of Incorporation of C.M. Life./5/

                                   b.  By-Laws of C.M. Life./5/

                             7.    Not Applicable.

                             8.    Form of Participation Agreements.

                                   a.   Oppenheimer Variable Account Fund/6/

                                   b.   Variable Insurance Products Fund II/7/

                                   c.   T. Rowe Price Equity Series, Inc./8/

                                   d.   American Century Variable Portfolios,
                                        Inc./7/


                             9.    Not Applicable.

                             10.   Form of Application for a Survivorship
                                   Flexible Premium Adjustable Variable Life insurance policy./9/

                             11. Memorandum describing C.M. Life issuance, transfer, and redemption procedures for the Policy./10/

                    99.B. Opinion and Consent of Counsel as to the legality of the securities being registered.

                    99.C. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of
                             Part I.

                    99.D.    Not Applicable.

                    99.E.    Consent of PricewaterhouseCoopers, LLP

                    99.G. Opinion and consent of Craig Waddington, FSA, MAAA, as to actuarial matters pertaining to the securities being registered.

                    99.H.    1.    Powers of Attorney/3/

                             2. Powers of Attorney for Edward M. Kline, John Miller, Jr., James Miller and Isadore Jermyn/11/

                             3.    Power of Attorney for Robert J. O'Connell/12/

                    27.      Not Applicable


---------

/1/ Incorporated by reference to the Initial Registration Statement No. 333-49457 filed with the Commission as an exhibit on April 6, 1999.
/2/ Incorporated by reference to this Initial Registration Statement filed with the Commission as an exhibit on December 5, 1997.
/3/ Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 33-91072 dated August 11, 1995.
/4/ Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 33-91072 dated May 1, 1996.

/5/ Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-91072 filed with the Commission as an exhibit.

/6/ Incorporated by reference to Initial Registration Statement No. 333-22557 filed with the Commission as an exhibit on February 28, 1997.

/7/ Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 filed with the Commission as an exhibit on May 26, 1998.

/8/ Incorporated by reference to the Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.


/9/ Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement No. 333-41667 filed with the Commission as an exhibit on March 19, 1998.

/10/ Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-49475 filed with the Commission as an exhibit on April 26, 1998.

/11/ Incorporated by reference to Post-Effective Amendment to Registration Statement No. 333-61679 filed with the Commission as an exhibit on December 21, 1998.

/12/  Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, C.M. Life Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 6 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 6 to Registration Statement No. 333-41667 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 1999.

         C.M. LIFE VARIABLE LIFE  SEPARATE ACCOUNT I

         C.M. LIFE INSURANCE COMPANY
         (Depositor)

         By:   /s/ Lawrence V. Burkett, Jr.*
               ------------------------------------
               Lawrence V. Burkett, Jr., Director, President and
               Chief Executive Officer
               C.M. Life Insurance Company

/s/ Richard M. Howe        On April 22, 1999, as Attorney-in-Fact pursuant to
----------------------     powers of attorney.
*Richard M. Howe



      As required by the Securities Act of 1933, this Post-Effective Amendment No. 6 to Registration Statement No. 333-41667 has been signed by the following persons in the capacities and on the dates indicated.


     Signature                    Title                                                Date
     ---------                    -----                                                ----
/s/ Lawrence V. Burkett, Jr.*     Director, President and Chief                        April 22, 1999
-----------------------------     Executive Officer
Lawrence V. Burkett, Jr.

/s/ Edward M. Kline*              Vice President and Treasurer                         April 22, 1999
-----------------------------     (Principal Financial Officer)
Edward M. Kline

/s/ John M. Miller, Jr.*          Vice President and Comptroller                       April 22, 1999
-----------------------------     (Principal Accounting Officer)
John M. Miller Jr.

/s/ John B. Davies*               Director                                             April 22, 1999
-----------------------------
John B. Davies

/s/ Stuart H. Reese*              Director                                             April 22, 1999
-----------------------------
Stuart H. Reese.

/s/ Isadore Jermyn*               Director                                             April 22, 1999
-----------------------------
Isadore Jermyn

/s/ James Miller*                 Director                                             April 22, 1999
-----------------------------
James Miller

/s/ Robert J. O'Connell*          Director                                             April 22, 1999
-----------------------------
Robert J. O'Connell

/s/ Richard M. Howe               On April 22, 1999, as Attorney-in-Fact pursuant to
-----------------------------     powers of attorney.
*Richard M. Howe

                                  EXHIBIT LIST




         99.B.      Opinion and Consent of Richard M. Howe, Esq.

         99.E.      Consent of PricewaterhouseCoopers, LLP

         99.F.      Opinion and Consent of Craig Waddington, FSA, MAAA

         99.H. Powers of Attorney: Federal Securities Laws, for C.M. Life, Robert J. O'Connell